UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                                       and


                       INVESTMENT COMPANY ACT OF 1940 [X]
                ___________________________________________________________

      Firstmark Partners (Exact Name of Registrant as Specified in Charter)
                        808 South 74th Plaza, Suite #113
                           Omaha, Nebraska 68114-4666
                    (Address of Principal Executive Offices)
                                 (402) 391-3375
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)
                ___________________________________________________________

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after the Registration Statement becomes effective.

        Calculation of Registration Fee Under the Securities Act of 1933
  _____________________________________________________________________________
                                     Proposed         Proposed
                                     Maximum          Maximum    Amount of
Title of Securities   Amount Being   Offering Price   Aggregate  Registration
Being Registered      Registered     Per Unit         Offering   Fee
                                                      Price
  _____________________________________________________________________________
Contrarian Value &    *Indefinite    $10.00           *Indefinite   *$500
Growth Fund

*Registrant hereby elects to register pursuant to Rule 24f-2 under the Investment Company Act of 1940 an indefinite number of shares of the Contrarian Value & Growth Fund, a series of Firstmark Partners. Pursuant to Rule 24f-2, the registration fee payable with respect to such election is $500.

The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to section 8(a) may determine.

                              Cross Reference Sheet

INFORMATION REQUIRED                                      CAPTIONS IN FILING

Part A: IN PROSPECTUS
Item 1. Cover Page                                                    Cover Page
Item 2. Synopsis                                                   Fund Expenses
Item 3. Condensed Financial Information                            Fund Expenses
Item 4. General Description of Registrant                               The Fund
Item 5. Management of the Fund                            Management of the Fund
Item 6. Capital Stock and other Securities                        Capitalization
Item 7. Purchase of Securities being Offered      Share Purchase - Reinvestments
Item 8. Redemption or Repurchase                            Redemption of Shares
Item 9. Legal Proceedings                                             Litigation

Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page                                                   Cover Page
Item 11. Table of Contents                                     Table of Contents
Item 12. General Information and History                                The Fund
Item 13. Investment Objectives and Policies               Objective and Policies
Item 14. Management of the Registrant           Officers & Directors of the Fund
Item 15. Control Persons & Principal Holders of Securities        Not Applicable
Item 16.  Investment Advisory and Other Services     Investment Adviser Services
Item 17. Brokerage Allocation                                          Brokerage
Item 18. Capital Stock & Other Securities                         Capitalization
Item 19. Purchase, Redemption & Pricing
         of Securities being Offered         Purchase of Shares and Reinvestment
Item 19. Purchase, Redemption & Pricing
         of Securities being Offered                        Redemption of Shares
Item 19. Purchase, Redemption & Pricing
         of Securities being Offered                           Pricing of Shares
Item 20. Tax Status                                                   Tax Status
Item 21. Underwriters                                             Not Applicable
Item 22. Calculation of Yield Quotations of Money Market Funds    Not Applicable
Item 23. Financial Statements                               Financial Statements

Part C:  OTHER INFORMATION
Item 24. Financial Statements & Exhibits         Financial Statements & Exhibits
Item 25. Persons Controlled by/or under Common Control           Control Persons
Item 26. Number of Holders of Securities                  Number of Shareholders
Item 27. Indemnifications                                        Indemnification
Item 28. Business & Other Connections           Activities of Investment Advisor
         of Advisor
Item 29  Principal Underwriters                            Principal Underwriter
Item 30. Location of Accounts & Records           Location of Accounts & Records
Item 31. Management Services                                      Not Applicable
Item 32. Undertakings                                             Not Applicable

                                   PROSPECTUS

                         CONTRARIAN VALUE & GROWTH FUND
                         808 South 74th Plaza Suite #113
                           Omaha, Nebraska 68114-4666
                                 (402) 391-3375

                             _____________ __, 1999



THE FUND AND INVESTMENT OBJECTIVE
Contrarian Value & Growth Fund (the "Fund") is a non-diversified series of Firstmark Partners (the "Trust"), an open-end management investment company. The Trust was organized in Delaware as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as the Contrarian Value & Growth Fund. The Fund's primary investment objective is to seek capital appreciation by primarily investing in a core portfolio of 20-30 common stocks which the Fund's adviser believes to be undervalued in the marketplace. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.

FUND SHARE PURCHASE
Capital shares of the Fund may be purchased directly at net asset value as next determined after receipt of order. The Board of Trustees has established $5,000 as the minimum initial purchase. Subsequent investments in the Fund must be at least $500. Lower minimums may be available to investors purchasing shares of the Fund through certain brokerage firms.

ADDITIONAL INFORMATION
This Prospectus, which should be held for future reference, is designed to set forth concisely the information that you should know before you invest. A "Statement of Additional Information" containing more information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated _______________ __, 1999 and has been incorporated by reference into the Prospectus. A copy of the Statement may be obtained without charge, by writing to the Fund or by calling the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

          ABOUT THE FUND
                Fund Expenses                                  3
                The Fund                                       4
                Investment Objective                           4
                Risk Factors                                   4
                Types of Securities                            5
                Security Selection Criteria                    5
                Investment Strategy and Practices              5
                Technical Analysis                             6
                Portfolio Turnover Policy                      6
                Non-Diversification Policy                     6
                Temporary Defensive Position                   7
                Repurchase Agreements                          7
                Tax Status                                     7
                Investment Restrictions                        8

          MANAGEMENT OF THE FUND
                Investment Adviser                             9
                Advisory Fee                                  10
                Fund Administration                           10
                Advisory and Administration Agreements        10
                Management of the Fund                        11
                Remuneration of Officers and Trustees         12
                Organization and Capital Structure            12

          INVESTING IN THE FUND
                Pricing of Shares                             13
                Purchase of Shares and Reinvestment           13
                Redemption of Shares                          14
                Retirement Plans                              15
                Brokerage                                     15
                Shareholders Meetings                         16
                Reports to Shareholders                       16

          OTHER FUND INFORMATION
                Custodian and Transfer Agent                  16
                Auditors                                      16
                Legal Opinion                                 16
                Litigation                                    17
                Additional Information                        17

FUND EXPENSES
Set forth below is a table containing information regarding the annual expenses which may be incurred by the Fund. The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly.

  Shareholder Transaction Expenses:
             Sales Load Imposed on Purchases                     None
             Sales Load Imposed on Reinvested Dividends          None
             Deferred Sales Loads                                None
             Redemption Fees                                     None
             Exchange Fees                                       None
             IRA Trustee Fees                                    None

  Annualized Fund Operating Expenses:
             Management Fees                                     1.25%
             12b-1 Fees                                          None
             Other Expenses*                                     0.50%

  Total Operating Expenses                                       1.75%

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

*Fees payable under the Administration Agreement between the Fund and the Investment Adviser are fixed at 0.50% of the Fund's average daily net assets.


The following is an example that illustrates the expenses paid on a $1,000 investment over various time periods assuming (a) 5% annual rate of return and
(b) redemption at the end of each time period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

                      1 Year   3 Years   5 Years   10 Years
                       $18      $55        $95       $206

THE FUND
Contrarian Value & Growth Fund (the "Fund") is an open-end, non-diversified portfolio of Firstmark Partners (the "Trust"). The Trust was organized on
November 12, 1998 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust's registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust's principal executive office at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666.

INVESTMENT OBJECTIVE
Contrarian Value & Growth Fund's primary objective is to seek capital appreciation through investment in common stocks. The Fund seeks to accomplish this objective by primarily investing in a core portfolio of 20-30 common stocks which the Fund's adviser believes to be undervalued in the marketplace. Under normal circumstances, the Fund pursues its objective by investing in common stocks selected primarily for their capital appreciation potential. However, the Fund may reduce its commitment to common stocks when, in the opinion of the Adviser, investment considerations warrant such action. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Fund will be successful in achieving its investment objectives.

RISK FACTORS
Generally: Risks associated with the Fund's performance will be those due to broad market declines along with business and financial risks from difficulties which occur to particular companies while in the Fund's portfolio. It therefore must be realized, as is true of almost all general common stock funds, the two most fundamental risks associated with the Fund, are poor stock selection by the Adviser, and the risk that the value of the common stocks it holds might decrease in value.

Non-Diversification: The Fund will be operated as a non-diversified investment company which means it may invest a relatively high percentage of its assets in a limited number of common stocks. As a result, the gains or losses on a single stock will have a greater impact on the Fund's Net Asset Value (NAV). Therefore, the Fund's shares may be more susceptible to adverse change in value than would be the shares of a diversified investment company. The policy of the fund, as stated above, is therefore one of selective investments rather than broad diversification. The fund is not intended to be a complete investment program on its own.

Lack of Operating History and Experience: Firstmark Partners (and its first series, the Contrarian Value & Growth Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, Firstock Financial Services, Inc., have ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that there past business experiences will enable them to successfully manage the assets of the Fund in the future.

Reliance  on  Technical  Analysis:  Although the Adviser's  investment  strategy utilizes both fundamental as well as technical analysis, the Adviser places greater emphasis on the use of technical analysis than it does fundamental analysis. In the opinion of the Adviser, one of the advantages of technical analysis is that it may be possible to draw logical conclusions about the future value of a security with only limited access to fundamental facts. Yet, the Adviser also acknowledges, one of the disadvantages of technical analysis is that it may never offer more than a set of possibilities, or probabilities at best, about the future value of a security, neither of which may be correct. There can be no assurance that the Adviser will be successful in its application of its technical analysis techniques or strategies while using them in trying to achieve the funds objective.

TYPES OF SECURITIES
The Fund, under normal circumstances, will primarily invest in, but is not limited to, those common stocks contained in the Standard & Poors 500 Composite Index (S&P500). The index generally tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities. This index is dynamic and changes over time. The inclusion of stocks in the index and the publication of the index itself are services of the Standard & Poors Corporation.

SECURITY SELECTION CRITERIA
In selecting investments for the Fund, the Adviser will use both fundamental and technical analysis in its analysis of possible securities to be considered for purchase. Fundamental criteria used by the Adviser in its security analysis includes, but is not limited to, price-earnings ratios, price-to-sales ratios, price-to-cash flow ratios, dividend yields, and earnings estimates. Technical indicators used by the Adviser in its evaluation of securities includes, but is not limited to, moving averages, the price rate of change, point-and-figure charts, resistance lines, support lines, trend lines, and moving average covergence-divergence (MACD) indicators. Although the Adviser uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based soley on technical analysis. Therefore, under normal circumstances, a stock will not be considered for purchase if, in the opinion of the Adviser, the stock does not show favorable technical characteristics.

INVESTMENT STRATEGY AND PRACTICES
The Adviser pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Adviser uses a disciplined approach to stock selection to help it attempt to identify companies whose stocks are, in the opinion of the Adviser, either undervalued or currently mispriced in the marketplace. The Adviser's assessment of a company's stock that may be out of favor may differ from the investment  approach followed by other mutual funds.  To some extent,  the  Fund may trade in securities for the short term using market volitility or other adverse market developments in an attempt to capitalize on apparently unwarrwnted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce over valued holdings.

Stock selections are made in part based on the Adviser's opinion regarding the future appreciation and sustainability of a company's stock price. Under normal circumstances, the portfolio will consist of between 20 and 30 stocks. Generally, it is the intent of the Fund, to have each stock position represent between four and five percent of the Fund's total net assets at the time of purchase.

The Adviser continually reviews investment alternatives and may implement portfolio changes as more attractive investment opportunities become available. If a company's stock price appreciates to a level that, in the opinion of the Adviser, appears not sustainable, the position is generally sold to realize the existing profits and avoid a potential price correction. If the Adviser identifies a new stock that it considers to be a better investment than a current holding, the Adviser will generally consider selling the current holding to add the new stock. The Adviser anticipates the Fund's portfolio generally will be fully invested in common stocks. However, the fund may reduce its commitment to common stocks when in the opinion of the Adviser, investment considerations warrant such action.

Under normal circumstances, technical analysis is the primary methodology used by the Adviser in determining when a stock should be sold. However, once a position has, in the opinion of the Adviser, appreciated substantially, the Adviser may, under normal circumatances, place a "sell stop" order, at the discretion of the Adviser, somewhere below the current market price of the stock as a way of protecting the gain already in the position. Should the value of the stock continue to appreciate, the "sell stop" may by raised accordingly at the discretion of the Adviser. Any position that has declined 10% from its original purchase price is re-examined and may be considered as a potential sale candidate.

TECHNICAL ANALYSIS
According to Barron's Dictionary of Finance and Investment Terms, technical analysis is "research into the demand and supply for securities and commodities based on trading volume and price studies. Technical analysts use charts or computer programs to identify and project price trends in a market, security or commodity future. Most analysis is done for short- or intermediate-term, but some technicians also predict long-term cycles based on charts and other data. Unlike FUNDAMENTAL ANALYSIS, technical analysis is not concerned with the financial position of a company."

PORTFOLIO TURNOVER POLICY
The annual rate of portfolio turnover for the Fund is unknown since the fund has no operating history and therefore no actual portfolio turnover rate presently exists. The Fund's investment adviser expects to actively trade the portfolio in pursuit of the Fund's investment objective and investments may be sold without regard to length of time the Fund has held a position when, in the opinion of the investment adviser, investment considerations warrant such action. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 150%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There are no limits on the rate of portfolio turnover. Higher portfolio turnover rates, rates in excess of 100%, and short-term trading may result in higher brokerage costs to the Fund and may result in the acceleration of net taxable capital gains to shareholders.

NON-DIVERSIFICATION POLICY
The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. However, under normal circumstances, the Fund anticipates maintaining a portfolio, of between 20 and 30 approximately equally weighted positions. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single business, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

TEMPORARY DEFENSIVE POSITION
When, in the judgement of the Adviser, market conditions a temporary defensive posture, the Fund may invest up to 100% of its assets in short-term debt securities and money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, commercial paper, certificates of deposit bank or savings and loan association interest-bearing demand accounts. The adoption of such defensive position does not constitute a change in the Fund's investment objective.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and commits to sell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements offer a means of generation income from excess cash the Fund might otherwise hold un invested. Repurchase agreements carry certain risks not associated with direct investments in securities. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt.

TAX STATUS
Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions. No more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase
Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.
(c)     Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.
(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(h)     Invest in companies for the purpose of acquiring control.
(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(j)     Pledge, mortgage or hypothecate any of its assets.
(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.
(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(m)     Issue senior securities.
(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:
U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. Bank Obligations:
The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

INVESTMENT ADVISER
The Trust retains Firstock Financial Services, Inc., located at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666, as its Investment Adviser.
Firstock Financial Services, Inc. (the "Investment Adviser") is a Nebraska corporation founded in August 1986. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Mark H. Baumann and Jane A. Baumann. The Investment Adviser has been actively in the business of rendering investment advisory services to businesses and individuals since 1995 and is currently providing investment advisory services to over 100 businesses and individuals.

Mark H. Baumann has the direct responsibility for the overall strategic management of the Fund's portfolio and its administration. Mr. Baumann founded Firstock Financial Service, Inc. in 1986, has served as Chairman of the Board and Chief Executive Officer since the company's inception. Mr. Baumann is a Chartered Financial Analyst (CFA), and Certified Financial Planner (CFP) licensee. He graduated from the University of Nebraska--Lincoln in 1983 where he earned a B.S. degree in Education. From January 1989 through July 1998 Mr. Baumann was also a registered representative with Robert Thomas Securities, Inc. Jane A. Baumann, a registered nurse with Nebraska Health Systems, is not actively involved in the business of the Adviser. Both Mark and Jane Baumann serve as Trustees to the Fund.

ADVISORY FEE
The Fund will be managed by Firstock Financial Services, Inc. The Investment Adviser will be paid a fee of 1.25% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

FUND ADMINISTRATION
In addition to its fee for serving as the Fund's Investment Adviser, Firstock Financial Services, Inc. will receive a fee for serving as the Fund's administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

The Investment Adviser has retained Mutual Shareholder Services, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the
Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Investment Adviser will pay the Transfer Agent's fees for these services.

ADVISORY AND ADMINISTRATION AGREEMENTS
On November 20, 1998 the shareholders of the Fund and the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Firstock Financial Services, Inc. The Advisory Agreement and the Administration Agreement are effective through the end of the Fund's first fiscal year. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund's Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined by the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Firstock Financial Services, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Baumann, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds,
(g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Agreement and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

MANAGEMENT OF THE FUND
The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Firstmark Partners, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers together with their principal occupations during the past five years are as follows:


Name and Address          Position             Principal Occupation Past 5 Years

*Mark H. Baumann           Trustee             Chairman & CEO
                      President & Treasurer    Firstock Financial Services, Inc.
                      of the Trust             Registered Representative
                                               Robert Thomas Securities, Inc.

*Jane A. Baumann           Trustee             Registered Nurse
                      Secretary of the Trust   Nebraska Health Systems

Gary L. Teel               Trustee             Independent Sales Agent
                                               Imation Corporation

John R. Wingender, Jr., Ph.D. Trustee          Professor of Finance
                                               Creighton University

Robin R. Richardson         Trustee            Accountant, CPA
                                               Richardson & Associates P.C.

*Trustees of the Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

REMUNERATION OF OFFICERS AND TRUSTEES
The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees. The Fund will reimburse those officers and trustees not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties.

ORGANIZATION AND CAPITAL STRUCTURE
The Trust was organized on November 12, 1998 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Contrarian Value & Growth Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.
All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Fund. The Board of Trustees consists of five members: Mark H. Baumann, Jane A. Baumann, Gary L. Teel, John R. Wingender Jr., and Robin R. Richardson.

As of the date of this offering, all of the outstanding voting shares of the Fund were owned by the following Trustees and other holders of beneficial interest:
          Holders of Interest            Shares            Percent of Class

          Mark H. Baumann*               10,000                100%

*Mark H. Baumann is considered a control person as defined in Section 2(a)(9) of the Investment Company Act of 1940.

PRICING OF SHARES
The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that
Exchange is open (presently 4:00 p.m.); Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

PURCHASE OF SHARES AND REINVESTMENT
The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgment of management, such termination or refusal is in the best interests of the Fund. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificated securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Contrarian Value & Growth Fund, 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114. Checks should be made payable to "Contrarian Value & Growth Fund." For the convenience of investors, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 which is due and payable three (3) business days after the purchase date. Lower minimums may be available to investors purchasing shares of the Fund through certain brokerage firms. Investors may be charged a transaction fee if the effect purchase orders through certain brokerage firms. The Fund anticipates initially registering in California, Connecticut, Colorado, Florida, Iowa, Nebraska, and New York and therefore will be restricted to residents of those states at the time of purchase. There will be no solicitation out of those states of potential shareholders until registration under the Blue Sky laws of the state of residence have been met. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction. Furthermore, the Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

Subsequent Purchases: Subsequent purchases may be made by mail and are due and payable three (3) business days after the purchase date. The minimum is $500.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full and/or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

REDEMPTION OF SHARES
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by a national bank or a member of the New York Stock Exchange. A notary public is not an acceptable guarantor. In some instances shareholders may also redeem shares by placing a wire redemption through a securities broker-dealer. Some broker-dealers may impose a fee on the shareholder for this service. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

The redemption price a shareholder will receive is the net asset value per share next determined after receipt by the Transfer Agent of your redemption request. Because the net asset value of the Fund's shares will fluctuate, the proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund known as "payments in kind".

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

RETIREMENT PLANS
Generally, shares of the Fund may be purchased directly by existing retirement plans, including IRAs, 401(k)s, Keogh Plans, or Qualified Pension and Profit Sharing Plans which allow for such investment. At this time the Fund has have made no provisions for interested and eligible individuals to establish any such plans or accounts directly with the Fund.

BROKERAGE TRANSACTIONS
The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other broker-dealers in connection with comparable transactions. The Fund requires all broker-dealers to effect transactions in portfolio securities in such a manner as to get prompt and reliable execution of the orders at the most favorable price. The Adviser will use its best judgment in determining which broker-dealers can provide the best net price and execution. The Adviser may select broker-dealers who, in addition to meeting the primary requirements of execution and price, may also make available shares of the Fund, execute transactions for other accounts advised by the Adviser, or offer electronic interface services, provided they have the execution capability and that their commission rates are comparable to those of other broker-dealers. Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating its brokerage business. The Board of Trustees will evaluate and review semiannually the reasonableness of brokerage commissions paid by the Fund.

SHAREHOLDERS MEETINGS
Annual meetings of shareholders will not be held unless called by the shareholders pursuant to Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held from time to time when called upon by (I) the Chairman of the Board of Trustees, if one exists, the President and two or more trustees, (ii) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or (iii) if the annual meeting is not held within any thirteen month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held. In addition, the 1940 Act requires a shareholder vote on all investment advisory contracts and amendments thereto. Shareholder inquiries should be directed to the Fund's transfer agent at 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114.


REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unaudited financial statements.

CUSTODIAN AND TRANSFER AGENT
The Investment Adviser has retained Mutual Shareholder Services (MSS), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. MSS maintains shareholder records, answers shareholder inquiries concerning their accounts, process purchases and redemptions of the Fund's shares. All shareholder inquiries should be directed to MSS at the above address, or you may telephone toll free (800) 446-2987.

The Custodian acts as the depository for the Fund, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties. The Investment Adviser has retained Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263 as Custodian of the Fund's assets.

AUDITORS
McCurdy & Associates CPA's, Inc., independent certified public accountants, 27955 Clemens Road, Westlake, Ohio 44145, have been selected as the auditor of the Fund. McCurdy & Associates CPA's, Inc. has no direct or indirect financial interest in the Fund or the Adviser.

LEGAL OPINION
The legality of the shares offered hereby have been passed upon by Anderson, Berkshire, Lauritsen & Brower, 8805 Indian Hills Drive, Suite 200, Omaha, Nebraska 68114.

LITIGATION
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

ADDITIONAL INFORMATION
This Prospectus omits certain information contained in the registration statement on file with the Securities & Exchange Commission. The registration statement may be inspected without charge at the principal office of the Commission in Washington, D.C. and copies of all or part thereof may be obtained upon payment of the fee prescribed by the Commission. Shareholders may also direct inquiries to the Fund by phone or at the address given on cover of this Prospectus.

                         CONTRARIAN VALUE & GROWTH FUND

                           SHARE PURCHASE APPLICATION


Mail to                                           Minimum Investments
Contrarian Value & Growth Fund                    Initial $5,000
1301 East Ninth Street, Suite 3600                Subsequent $500
Cleveland, Ohio 44114


1)   Please complete for one of the following four types of accounts:

A)   Individual Account
First Name                  MI       Last Name            Social Security Number

B)   Joint Accounts
First Name                  MI       Last Name            Social Security Number
First Name                  MI       Last Name            Social Security Number

C)   Custodial Accounts
Custodian's First Name      MI       Custodian's Last Name
Minor's First Name          MI       Minor's Last Name    Minor's Soc Sec #

D)    All Other Accounts
Name of Account                                           Tax Identification #
____________________________________________
  (Use this second line if you need it)


2)   Biographical and other information about your new account:

        Address_______________________________________________________________

        City________________________________   State________   Zip____________

        Home Phone________________________     Bus Phone______________________

3)   Investment Information:

       Amount of Investment $____________
       Please make payable  to Contrarian Value & Growth Fund


4)   Distribution Options:

       Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested.

          Dividends:          Reinvest  [ __ ]    Pay in Cash [ __ ]
          Capital Gains:      Reinvest  [ __ ]    Pay in Cash [ __ ]


5)   Taxpayer Identification Number and Certification:  (signature required)

  Part 1.     Employer ID Number or Social Security # ________________________

  Part 2. Backup Withholding: Check if you are NOT subject to backup withholding under the provisions of Section 3406(a) (1) (C) of the Internal Revenue Code [ __ ]

  I am a U.S. Citizen      Yes  [__] No  [__]

  Certification - Under the penality of perjury, I certify that the information provided on this form is true, correct and complete.

  Signature ________________________________       Date _______________


6)   Signature and Agreement:  (signature required)

  I/we, the undersigned, have received, a printed or downloaded a copy of the current Prospectus of the Contrarian Value & Growth Fund and are purchasing Fund shares in accordance with its provisions. I/we further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the applacation by the Fund, if the application is
  accepted.   This  application  cannot  be  processed  unless  accompanied   by
  payment.

  Signature of Owner, Trustee or Custodian:    _______________________________

  Signature of Joint Owner (if joint account): _______________________________

                                BOARD OF TRUSTEES
                                 Mark H. Baumann
                                 Jane A. Baumann
                                  Gary L. Teel
                              John R. Wingender Jr.
                               Robin R. Richardson


                               INVESTMENT ADVISER
                        Firstock Financial Services, Inc.
                              808 South 74th Plaza
                                   Suite #113
                           Omaha, Nebraska, 68114-4666


                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145


                                    CUSTODIAN
                                Fifth Third Bank
                               Fifth Third Center
                             Cincinnati, Ohio 45263


                                  LEGAL COUNSEL
                     Anderson, Berkshire, Lauritsen & Brower
                             8805 Indian Hills Drive
                                    Suite 200
                              Omaha, Nebraska 68114


                    TRANSFER AGENT AND DIVIDEND PAYING AGENT
                           Mutual Shareholder Services
                             1301 East Ninth Street
                                   Suite 3600
                              Cleveland, Ohio 44114


No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                          CONTRARIAN VALUE & GROWTH FUND
                         808 South 74th Plaza Suite #113
                            Omaha, Nebraska 68114-4666
                         (402) 391-3375   (216) 687-1000


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            _______________ __, 1999

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated _________________ __, 1999. To obtain the Prospectus, please write the Fund or call either of the telephone numbers that are shown above.

                                TABLE OF CONTENTS

          ABOUT THE FUND
                The Fund                                       3
                Investment Objective                           3
                Risk Factors                                   3
                Types of Securities                            4
                Security Selection Criteria                    4
                Investment Strategy and Practices              4
                Technical Analysis                             5
                Portfolio Turnover Policy                      5
                Non-Diversification Policy                     5
                Temporary Defensive Position                   6
                Repurchase Agreements                          6
                Tax Status                                     6
                Investment Restrictions                        7

          MANAGEMENT OF THE FUND
                Investment Adviser                             8
                Advisory Fee                                   8
                Fund Administration                            9
                Mutual Shareholder Services                    9
                Advisory and Administration Agreements         9
                Management of the Fund                        11
                Remuneration of Officers and Trustees         12
                Organization and Capital Structure            12

          INVESTING IN THE FUND
                Pricing of Shares                             12
                Purchase of Shares and Reinvestment           13
                Redemption of Shares                          14
                Payments in Kind                              14
                Performance Information                       14
                Retirement Plans                              16
                Brokerage                                     16
                Shareholders Meetings                         17
                Reports to Shareholders                       17

          OTHER FUND INFORMATION
                 Custodian and Transfer Agent                 17
                 Auditors                                     18
                 Legal Opinion                                18
                 Litigation                                   18
                 Miscellaneous Information                    18
                 Financial Statements                         __

          APPENDIX
                 Independent Auditor's Report                 __
                 Statements of Assets and Liabilities         __
                 Notes to Financial Statements                __

THE FUND
Contrarian Value & Growth Fund (the "Fund") is an open-end, non-diversified portfolio of Firstmark Partners (the "Trust"). The Trust was organized on
November 12, 1998 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust's registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust's principal executive office at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666.

INVESTMENT OBJECTIVE
Contrarian Value & Growth Fund's primary objective is to seek capital appreciation through investment in common stocks. The Fund seeks to accomplish this objective by primarily investing in a core portfolio of 20-30 common stocks which the Fund's adviser believes to be undervalued in the marketplace. Under normal circumstances, the Fund pursues its objective by investing in common stocks selected primarily for their capital appreciation potential. However, the Fund may reduce its commitment to common stocks when, in the opinion of the Adviser, investment considerations warrant such action. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Fund will be successful in achieving its investment objectives.

RISK FACTORS
Generally: Risks associated with the Fund's performance will be those due to broad market declines along with business and financial risks from difficulties which occur to particular companies while in the Fund's portfolio. It therefore must be realized, as is true of almost all general common stock funds, the two most fundamental risks associated with the Fund, are poor stock selection by the Adviser, and the risk that the value of the common stocks it holds might decrease in value.

Non-Diversification: The Fund will be operated as a non-diversified investment company which means it may invest a relatively high percentage of its assets in a limited number of common stocks. As a result, the gains or losses on a single stock will have a greater impact on the Fund's Net Asset Value (NAV). Therefore, the Fund's shares may be more susceptible to adverse change in value than would be the shares of a diversified investment company. The policy of the fund, as stated above, is therefore one of selective investments rather than broad diversification. The fund is not intended to be a complete investment program on its own.

Lack of Operating History and Experience: Firstmark Partners (and its first series, the Contrarian Value & Growth Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, Firstock Financial Services, Inc., have ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that there past business experiences will enable them to successfully manage the assets of the Fund in the future.

Reliance  on  Technical  Analysis:  Although the Adviser's  investment  strategy utilizes both fundamental as well as technical analysis, the Adviser places greater emphasis on the use of technical analysis than it does fundamental analysis. In the opinion of the Adviser, one of the advantages of technical analysis is that it may be possible to draw logical conclusions about the future value of a security with only limited access to fundamental facts. Yet, the Adviser also acknowledges, one of the disadvantages of technical analysis is that it may never offer more than a set of possibilities, or probabilities at best, about the future value of a security, neither of which may be correct. There can be no assurance that the Adviser will be successful in its application of its technical analysis techniques or strategies while using them in trying to achieve the funds objective.

TYPES OF SECURITIES
The Fund, under normal circumstances, will primarily invest in, but is not limited to, those common stocks contained in the Standard & Poors 500 Composite Index (S&P500). The index generally tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities. This index is dynamic and changes over time. The inclusion of stocks in the index and the publication of the index itself are services of the Standard & Poors Corporation.

SECURITY SELECTION CRITERIA
In selecting investments for the Fund, the Adviser will use both fundamental and technical analysis in its analysis of possible securities to be considered for purchase. Fundamental criteria used by the Adviser in its security analysis includes, but is not limited to, price-earnings ratios, price-to-sales ratios, price-to-cash flow ratios, dividend yields, and earnings estimates. Technical indicators used by the Adviser in its evaluation of securities includes, but is not limited to, moving averages, the price rate of change, point-and-figure charts, resistance lines, support lines, trend lines, and moving average covergence-divergence (MACD) indicators. Although the Adviser uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based soley on technical analysis. Therefore, under normal circumstances, a stock will not be considered for purchase if, in the opinion of the Adviser, the stock does not show favorable technical characteristics.

INVESTMENT STRATEGY AND PRACTICES
The Adviser pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Adviser uses a disciplined approach to stock selection to help it attempt to identify companies whose stocks are, in the opinion of the Adviser, either undervalued or currently mispriced in the marketplace. The Adviser's assessment of a company's stock that may be out of favor may differ from the investment  approach followed by other mutual funds.  To some extent,  the  Fund may trade in securities for the short term using market volitility or other adverse market developments in an attempt to capitalize on apparently unwarrwnted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce over valued holdings.

Stock selections are made in part based on the Adviser's opinion regarding the future appreciation and sustainability of a company's stock price. Under normal circumstances, the portfolio will consist of between 20 and 30 stocks. Generally, it is the intent of the Fund, to have each stock position represent between four and five percent of the Fund's total net assets at the time of purchase.

The Adviser continually reviews investment alternatives and may implement portfolio changes as more attractive investment opportunities become available. If a company's stock price appreciates to a level that, in the opinion of the Adviser, appears not sustainable, the position is generally sold to realize the existing profits and avoid a potential price correction. If the Adviser identifies a new stock that it considers to be a better investment than a current holding, the Adviser will generally consider selling the current holding to add the new stock. The Adviser anticipates the Fund's portfolio generally will be fully invested in common stocks. However, the fund may reduce its commitment to common stocks when in the opinion of the Adviser, investment considerations warrant such action.

Under normal circumstances, technical analysis is the primary methodology used by the Adviser in determining when a stock should be sold. However, once a position has, in the opinion of the Adviser, appreciated substantially, the Adviser may, under normal circumatances, place a "sell stop" order, at the discretion of the Adviser, somewhere below the current market price of the stock as a way of protecting the gain already in the position. Should the value of the stock continue to appreciate, the "sell stop" may by raised accordingly at the discretion of the Adviser. Any position that has declined 10% from its original purchase price is re-examined and may be considered as a potential sale candidate.

TECHNICAL ANALYSIS
According to Barron's Dictionary of Finance and Investment Terms, technical analysis is "research into the demand and supply for securities and commodities based on trading volume and price studies. Technical analysts use charts or computer programs to identify and project price trends in a market, security or commodity future. Most analysis is done for short- or intermediate-term, but some technicians also predict long-term cycles based on charts and other data. Unlike FUNDAMENTAL ANALYSIS, technical analysis is not concerned with the financial position of a company."

PORTFOLIO TURNOVER POLICY
The annual rate of portfolio turnover for the Fund is unknown since the fund has no operating history and therefore no actual portfolio turnover rate presently exists. The Fund's investment adviser expects to actively trade the portfolio in pursuit of the Fund's investment objective and investments may be sold without regard to length of time the Fund has held a position when, in the opinion of the investment adviser, investment considerations warrant such action. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 150%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There are no limits on the rate of portfolio turnover. Higher portfolio turnover rates, rates in excess of 100%, and short-term trading may result in higher brokerage costs to the Fund and may result in the acceleration of net taxable capital gains to shareholders.

NON-DIVERSIFICATION POLICY
The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. However, under normal circumstances, the Fund anticipates maintaining a portfolio, of between 20 and 30 approximately equally weighted positions. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single business, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

TEMPORARY DEFENSIVE POSITION
When, in the judgement of the Adviser, market conditions a temporary defensive posture, the Fund may invest up to 100% of its assets in short-term debt securities and money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, commercial paper, certificates of deposit bank or savings and loan association interest-bearing demand accounts. The adoption of such defensive position does not constitute a change in the Fund's investment objective.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and commits to sell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements offer a means of generation income from excess cash the Fund might otherwise hold un invested. Repurchase agreements carry certain risks not associated with direct investments in securities. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt.

TAX STATUS
Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions. No more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase
Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.
(c)     Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.
(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(h)     Invest in companies for the purpose of acquiring control.
(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(j)     Pledge, mortgage or hypothecate any of its assets.
(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.
(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(m)     Issue senior securities.
(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:
U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. Bank Obligations:
The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

INVESTMENT ADVISER
The Trust retains Firstock Financial Services, Inc., located at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666, as its Investment Adviser.
Firstock Financial Services, Inc. (the "Investment Adviser") is a Nebraska corporation founded in August 1986. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Mark H. Baumann and Jane A. Baumann. The Investment Adviser has been actively in the business of rendering investment advisory services to businesses and individuals since 1995 and is currently providing investment advisory services to over 100 businesses and individuals.

Mark H. Baumann has the direct responsibility for the overall strategic management of the Fund's portfolio and its administration. Mr. Baumann founded Firstock Financial Service, Inc. in 1986, has served as Chairman of the Board and Chief Executive Officer since the company's inception. Mr. Baumann is a Chartered Financial Analyst (CFA), and Certified Financial Planner (CFP) licensee. He graduated from the University of Nebraska--Lincoln in 1983 where he earned a B.S. degree in Education. From January 1989 through July 1998 Mr. Baumann was also a registered representative with Robert Thomas Securities, Inc. Jane A. Baumann, a registered nurse with Nebraska Health Systems, is not actively involved in the business of the Adviser. Both Mark and Jane Baumann serve as Trustees to the Fund.

ADVISORY FEE
The Fund will be managed by Firstock Financial Services, Inc. The Investment Adviser will be paid a fee of 1.25% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

FUND ADMINISTRATION
In addition to its fee for serving as the Fund's Investment Adviser, Firstock Financial Services, Inc. will receive a fee for serving as the Fund's administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

The Investment Adviser has retained Mutual Shareholder Services, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the
Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Investment Adviser will pay the Transfer Agent's fees for these services.

MUTUAL SHAREHOLDER SERVICES
Mutual Shareholder Services, (MSS), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, a division of Maxus Information Systems Inc., an Ohio corporation, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. MSS also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable MSS to perform its duties. For the performance of these services, the Investment Adviser will pay MSS a fee which will vary with the number of States in which the Fund elects to do business; a fee for transfer agency and shareholder services at the annual rate per shareholder account of the Fund (subject to a minimum fee); and a monthly fee for accounting and pricing services which will vary according to the Fund's average net assets during such month (subject to a minimum fee). Maxus is a wholly owned subsidiary of Resource Management, Inc., an Ohio corporation with interests primarily in the financial services industry.

ADVISORY AND ADMINISTRATION AGREEMENTS
On November 20, 1998 the shareholders of the Fund and the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Firstock Financial Services, Inc. The Advisory Agreement and the Administration Agreement are effective through the end of the Fund's first fiscal year. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund's Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined by the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Firstock Financial Services, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Baumann, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds,
(g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.
The Advisory Agreement and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

MANAGEMENT OF THE FUND
The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Firstmark Partners, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers together with their principal occupations during the past five years are as follows:

Name and Address           Position               Principal Occupation Past 5
Years

*Mark H. Baumann           Trustee                Chairman & CEO
2525 S. 48th Street        President & Treasurer  Firstock Financial Services
Omaha, NE 68106            of the Trust           Registered Representative
Age: 42                                           Robert Thomas Securities, Inc.

*Jane A. Baumann           Trustee                Registered Nurse
2525 S. 48th Street        Secretary of the Trust Nebraska Health Systems
Omaha, NE 68106
Age: 40

Gary L. Teel                Trustee               Independent Sales Agent
8305 Parker Court                                 Imation Corporation
Omaha, NE 68114
Age: 61

John R. Wingender, Jr., Ph.D.   Trustee           Professor of Finance
2121 La Platte Road                               Creighton University
Bellevue, NE 68123
Age: 48

Robin R. Richardson         Trustee               Accountant, CPA
12512 Burt Street                                 Richardson & Associates P.C.
Omaha, Nebraska 68154
Age: 50

*Trustees  of  the  Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser. Mark H. Baumann and Jane A. Baumann are husband and wife.

REMUNERATION OF OFFICERS AND TRUSTEES
The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees. The Fund will reimburse those officers and trustees not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties.

ORGANIZATION AND CAPITAL STRUCTURE
The Trust was organized on November 12, 1998 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Contrarian Value & Growth Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Fund. The Board of Trustees consists of five members: Mark H. Baumann, Jane A. Baumann, Gary L. Teel, John R. Wingender Jr., and Robin R. Richardson.

As of the date of this offering, all of the outstanding voting shares of the Fund were owned by the following Trustees and other holders of beneficial interest:
          Holders of Interest                 Shares            Percent of Class

          Mark H. Baumann*                    10,000                   100%

*Mark H. Baumann is considered a control person as defined in Section 2(a)(9) of the Investment Company Act of 1940.

PRICING OF SHARES
The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that
Exchange is open (presently 4:00 p.m.); Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

PURCHASE OF SHARES AND REINVESTMENT
The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgment of management, such termination or refusal is in the best interests of the Fund. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificated securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Contrarian Value & Growth Fund, 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114. Checks should be made payable to "Contrarian Value & Growth Fund." For the convenience of investors, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 which is due and payable three (3) business days after the purchase date. Lower minimums may be available to investors purchasing shares of the Fund through certain brokerage firms. Investors may be charged a transaction fee if the effect purchase orders through certain brokerage firms. The Fund anticipates initially registering in California, Connecticut, Colorado, Florida, Iowa, Nebraska, and New York and therefore will be restricted to residents of those states at the time of purchase. There will be no solicitation out of those states of potential shareholders until registration under the Blue Sky laws of the state of residence have been met. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction. Furthermore, the Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

Subsequent Purchases: Subsequent purchases may be made by mail and are due and payable three (3) business days after the purchase date. The minimum is $500.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full and/or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

REDEMPTION OF SHARES
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by a national bank or a member of the New York Stock Exchange. A notary public is not an acceptable guarantor. In some instances shareholders may also redeem shares by placing a wire redemption through a securities broker-dealer. Some broker-dealers may impose a fee on the shareholder for this service. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

The redemption price a shareholder will receive is the net asset value per share next determined after receipt by the Transfer Agent of your redemption request. Because the net asset value of the Fund's shares will fluctuate, the proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund known as "payments in kind".

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

PAYMENTS IN KIND
Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

PERFORMANCE INFORMATION
The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

P (1+T) n = ERV
Where:
  P = a hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years (1, 5, or 10)
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth herein) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Lipper  Mutual  Fund  Performance Analysis measures  total  return  and  average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Small Company Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

RETIREMENT PLANS
Generally, shares of the Fund may be purchased directly by existing retirement plans, including IRAs, 401(k)s, Keogh Plans, or Qualified Pension and Profit Sharing Plans which allow for such investment. At this time the Fund has have made no provisions for interested and eligible individuals to establish any such plans or accounts directly with the Fund.

BROKERAGE TRANSACTIONS
The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other broker-dealers in connection with comparable transactions. The Fund requires all broker-dealers to effect transactions in portfolio securities in such a manner as to get prompt and reliable execution of the orders at the most favorable price. The Adviser will use its best judgment in determining which broker-dealers can provide the best net price and execution. The Adviser may select broker-dealers who, in addition to meeting the primary requirements of execution and price, may also make available shares of the Fund, execute transactions for other accounts advised by the Adviser, or offer electronic interface services, provided they have the execution capability and that their commission rates are comparable to those of other broker-dealers. Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating its brokerage business. The Board of Trustees will evaluate and review semiannually the reasonableness of brokerage commissions paid by the Fund.

SHAREHOLDERS MEETINGS
Annual meetings of shareholders will not be held unless called by the shareholders pursuant to Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held from time to time when called upon by (I) the Chairman of the Board of Trustees, if one exists, the President and two or more trustees, (ii) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or (iii) if the annual meeting is not held within any thirteen month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held. In addition, the 1940 Act requires a shareholder vote on all investment advisory contracts and amendments thereto. Shareholder inquiries should be directed to the Fund's transfer agent at 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unaudited financial statements.

CUSTODIAN AND TRANSFER AGENT
The Investment Adviser has retained Mutual Shareholder Services (MSS), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. MSS maintains shareholder records, answers shareholder inquiries concerning their accounts, process purchases and redemptions of the Fund's shares. All shareholder inquiries should be directed to MSS at the above address, or you may telephone toll free (800) 446-2987.
The Custodian acts as the depository for the Fund, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties. The Investment Adviser has retained Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263 as Custodian of the Fund's assets.

AUDITORS
McCurdy & Associates CPA's, Inc., independent certified public accountants, 27955 Clemens Road, Westlake, Ohio 44145, have been selected as the auditor of the Fund. McCurdy & Associates CPA's, Inc. has no direct or indirect financial interest in the Fund or the Adviser.

LEGAL OPINION
The legality of the shares offered hereby have been passed upon by Anderson, Berkshire, Lauritsen & Brower, 8805 Indian Hills Drive, Suite 200, Omaha, Nebraska 68114.

LITIGATION
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

FINANCIAL STATEMENTS
The audited Statement of Assets and Liabilities of the Fund as of ______________ __, 1999 is attached as an Appendix to this Statement of Additional Information.

MISCELLANEOUS INFORMATION
This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                    FORM N-1A

                           PART C - OTHER INFORMATION


Item 24. Financial Statements and Exhibits
(a)    Financial Statements

  Financial statements are presented in Part B.  These include:
    Independent Auditor's Report dated ________________ __, 1999
    Statement of Assets and Liabilities as of ________________ __, 1999
    Notes to Statement of Assets and Liabilities as of _______________ __, 1999

(b)  Exhibits - All exhibits believed to be applicable to this filing include:

Exhibit No.   Description
  10.10       Certificate of Trust of Firstmark Partners
  10.20       Declaration of Trust of Firstmark Partners, Table of Contents
  10.21       Declaration of Trust of Firstmark Partners
  20.10       Certificate of Consent of the Trustees of Firstmark Partners
  30.10       Investment Advisory Agreement
  30.20       Administration Agreement
  40.10       Subscription Agreement
  50.10       Reimbursement Agreement
  60.10       Transfer Agent Agreement
  60.20       Accounting Services Agreement
  70.10       Custody Agreement
  80.10       Legal Opinion and Consent of Counsel
  90.10       Consent of Independent Auditors

Item 25. Control Persons
Not Applicable.

Item 26. Number of Shareholders
  Title of Class                                    Number of Record Holders
Contrarian Value & Growth Fund                    One as of November 20, 1998

Item 27. Indemnification
Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of Firstmark Partners (the "Trust") (Exhibit 10.21) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Investment Advisory and Administration Agreement under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item  28. Activities of Investment Adviser
Firstock Financial Services, Inc. activity at the present time is performance on its Investment Advisory Contract and Administration Agreement currently effective with Firstmark Partners. Mark H. Baumann has the principal occupation of, owner, officer and director of Firstock Financial Services, Inc.

Item  29. Principal Underwriter
The Fund acts as its own underwriter.

Item  30. Location of Accounts and Records
All fund records are held at the Trust's principal executive offices at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666 except (1) records held and maintained by Fifth Third Bank relating to its function as custodian; (2) records held and maintained by Mutual Shareholder Service, relating to its function as fund accountant, administrator and transfer agent.

Item  31. Management Services
Not Applicable

Item  32. Undertakings
The Registrant undertakes to file with the Securities and Exchange Commission (the "Commission") an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 pursuant to Section 14(a)(3) of the 1940 Act.

The Registrant undertakes to file with the Commission a post-effective amendment to this Registration Statement, using financial statements which need not be certified, within four to six months of the effective date hereof.

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha and State of Nebraska, on the 20th day of November, 1998.


      Firstmark Partners


By:  /s/ Mark H. Baumann
   Mark H. Baumann, President

Pursuant   to  the requirements of the Securities Act of 1933, this registration
Statement has been signed below by the following persons in the capacities and on the dates(s) indicated.

/s/ Mark H. Baumann                                                    11/20/98
Mark H. Baumann               Trustee; President of the Trust            Date


/s/ Jane A. Baumann                                                    11/20/98
Jane A. Baumann               Trustee; Secretary of the Trust            Date


/s/ Gary L. Teel                                                       11/20/98
Gary L. Teel                  Trustee                                    Date


/s/ John R. Wingender, Jr.                                             11/20/98
John R. Wingender Jr.         Trustee                                    Date


/s/ Robin R. Richardson                                                11/20/98
Robin R. Richardson           Trustee                                    Date

                                  EXHIBIT INDEX


Exhibit No.   Description                                                   Page
  10.10       Certificate of Trust of Firstmark Partners

  10.20       Declaration of Trust of Firstmark Partners, Table of Contents

  10.21       Declaration of Trust of Firstmark Partners

  20.10       Certificate of Consent of the Trustees of Firstmark Partners

  30.10       Investment Advisory Agreement

  30.20       Administration Agreement

  40.10       Subscription Agreement

  50.10       Reimbursement Agreement

  60.10       Transfer Agent Agreement

  60.20       Accounting Services Agreement

  70.10       Custody Agreement

  80.10       Legal Opinion and Consent of Counsel

  90.10       Consent of Independent Auditors

                                  EXHIBIT 10.10
                              CERTIFICATE OF TRUST

     This Certificate of Trust is filed in accordance with the provisions of the Delaware Business Trust Act (12 Del. C. Section 3801 et. seq.) and sets forth the following:

1.   The name of the business trust is FIRSTMARK PARTNERS.

2.   FIRSTMARK PARTNERS will become, within one hundred eighty (180) days
     following      the issuance of beneficial interests, a registered
     investment company under the Investment Company Act of 1940, as amended (15 U.S.C. 80a-1 et. seq.) and shall have and maintain the following registered office and registered agent for service of process:

     The Corporation Trust Co.     1209 Orange Street
                                   Wilmington, Delaware 19801,
                                   located in New Castle County,
                                   Delaware

3.   The following persons shall serve as all of the Trustees of FIRSTMARK
PARTNERS:

     Mark Baumann                  808 South 74th Plaza - Suite 113
                                   Omaha, Nebraska 68114
     Jane A. Baumann               808 South 74th Plaza - Suite 113
                                   Omaha, Nebraska 68114
     Gary L. Teel                  8305 Parker Court
                                   Omaha, Nebraska 68114
     John R. Wingender, Jr., Ph.D. 2121 La Platte Road
                                   Bellevue, Nebraska 68123
     Robin R. Richardson, CPA, CFP Richardson & Associates, P.C.
                                   1716 North 120th Street
                                   Omaha, Nebraska 68154

     We, the undersigned, in order to form a business trust under the laws of the State of Delaware, hereby make and file this Certificate of Trust.

     Dated this 4th day of November, 1998.

/s/ Mark Baumann                        /s/ Jane A. Baumann
MARK BAUMANN, Trustee                   JANE A. BAUMANN, Trustee

/s/ Gary L. Teel                        /s/ John R. Wingender, Jr.
GARY L. TEEL, Trustee                   JOHN R. WINGENDER, JR., Ph.D., Trustee

/s/ Robin R. Richardson
ROBIN R. RICHARDSON, CPA, CFP, Trustee

                                  EXHIBIT 10.20
                   DECLARATION OF TRUST OF FIRSTMARK PARTNERS

                       TABLE OF CONTENTS
                                                               PAGE

Article I: The trust                                             1
1.1  Name                                                        1
1.2  Trust Purpose                                               1
1.3  Definitions                                                 1

Article II: Trustees                                             3
2.1  Number and Qualification                                    3
2.2  Term and Election                                           3
2.3  Resignation and Removal                                     4
2.4  Vacancies                                                   4
2.5  Meetings                                                    4
2.6  Officers; Chairman of the Board                             5
2.7  By-Laws                                                     6

Article III: Powers of Trustees                                  6
3.1  General                                                     6
3.2  Investments                                                 6
3.3  Legal Title                                                 7
3.4  Sale of Interests                                           7
3.5  Borrow Money                                                7
3.6  Delegation; Committee                                       7
3.7  Collection and Payment                                      7
3.8  Expenses                                                    7
3.9  Miscellaneous Powers                                        8
3.10 Further Powers                                              8

Article IV: Investment Advisory and Administrative Services
     and Placement Agent Arrangements                            8
4.1  Investment Advisory and Other Arrangements                  8
4.2  Parties to Contract                                         9

Article V: Limitations of Liability                              9
5.1  No Personal Liability of Trustees,
     Officers, Employees, Agents                                 9
5.2  Indemnification of Trustees, Officers, Employees, Agents    9
5.3  Liability of Holders; Indemnification                      10
5.4  No bond Required of Trustees                               10
5.5  No Duty of Investigation;
     Notice in Trust Instruments, Etc.                          10
5.6  Reliance on Experts, Etc.                                  11
5.7  Assent to Declaration                                      11

Article VI: Interests in the Trust                              11
6.1  Interests                                                  11
6.2  Rights of Holders                                          11
6.3  Register of Interests                                      11
6.4  Notices                                                    11
6.5  No Pre-emptive Rights; Derivative Suits                    12
6.6  No Appraisal Rights                                        12

Article VII: Purchases and Redemption                           12
7.1  Purchases                                                  12
7.2  Redemption by Holder                                       12
7.3  Redemption by Trust                                        12
7.4  Net Asset Value                                            13

Article VIII: Holders                                           13
8.1  Meetings of Holders                                        13
8.2  Notice of Meetings                                         13
8.3  Record Date for Meetings                                   14
8.4  Proxies, Etc.                                              14
8.5  Reports                                                    14
8.6  Inspection of Records                                      15
8.7  Voting Powers                                              15
8.8  Series of Interests                                        15
8.9  Holder Action by Written Consent                           17
8.10 Holder Communications                                      17

Article IX: Duration; Termination of Trust;
            Amendment; Mergers, Etc.                            18
9.1  Duration                                                   18
9.2  Termination of Trust                                       18
9.3  Amendment Procedure                                        19
9.4  Merger, Consolidation and Sale of Assets                   19
9.5  Incorporation                                              20

Article X: Miscellaneous                                        20
10.1 Certificate of Designation; Agent for Service of Process   20
10.2 Governing law                                              20
10.3 Counterparts                                               21
10.4 Reliance by Third parties                                  21
10.5 Provisions in Conflict with Law of Regulations             21
10.6 Trust Only                                                 21
10.7 Withholding                                                22
10.8 Headings and Construction                                  22

                                  EHXIBIT 10.21
                   DECLARATION OF TRUST OF FIRSTMARK PARTNERS

      This DECLARATION OF TRUST of FIRSTMARK PARTNERS is made on the 4th day of November, 1998, by the parties signatory hereto, as Trustees.

      WHEREAS, the Trustees desire to form a business Trust under the laws of Delaware for the investment and reinvestment of its assets; and

      WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other Assets contributed to the Trust by the holders of interests in the Trust entitled to ownership rights in the Trust;

      NOW, THEREFORE, the Trustees hereby declare that the Trustees will hold in Trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the holders of interests in the Trust and subject to the following terms and conditions:

                      ARTICLE I: THE TRUST

      Section 1.1 Name. The name of the Trust created hereby (the "Trust") shall be "FIRSTMARK PARTNERS", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or the officers, agents, employees or holders of interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct it activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a Certificate of Amendment pursuant to Section 3810(b) of the DBTA. Any such instrument shall not require the approval of the holders of interests in the Trust, but shall have the status of an amendment to this Declaration.

     Section 1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of any open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a Trust organized under the DBTA, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business Trust.

      Section 1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:
      (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

      (b) "Affiliated Person", "Assignment" and "Interested Person" shall have the meanings given them in the 1940 Act.

      (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1 hereof.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

      (e)  "Commission" shall mean the Securities and Exchange Commission.

      (f) "Declaration" shall mean this Declaration of Trust as amended from time to time. References in this Declaration to "Declaration", "hereof", "herein", and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall constitute the governing instrument of the Trust under the DBTA.

      (g) "DBTA" shall mean the Delaware Business Trust Act, Delaware Code Annotated Title 12, Sections 3801 et. seq., as amended from time to time.

      (h) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

      (i) "Holders" shall mean as of any particular time any or all holders of record of interests in the Trust or in Trust Property, as the case may be, at such time.

      (j) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series of the Trust shall be divided from time to time.

      (k) "Investment Advisor" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.

      (l) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, or of the lesser of, (A) sixty-seven percent (67%) or more of the Interests present or represented at such meeting, provided the Holders of more than fifty percent (50%) of the Interests are present or represented by proxy, or (B) more than fifty percent (50%) of the Interest.

       (m) "Person" shall mean and include an individual, corporation, partnership, Trust, association, joint venture and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof.

      (n) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

      (o) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees. The Trustees may authorize the division of Trust Property into two or more series, in accordance with the provisions of Section 8.8 hereof, in which case all references in this Declaration to the Trust, Trust Property, Interests herein or Holders thereof shall be deemed to refer to each such series, as the case may be, except as the context otherwise requires. Any series of Trust Property shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees.

      (p) "Trustees" shall mean such persons who are indemnified as Trustees of the Trust on the signature page of this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as Trustees in accordance with the provisions of this Declaration of Trust and are then in office, in their capacity as Trustees hereunder.

                      ARTICLE II: TRUSTEES

      Section 2.1 Number and Qualification. The number of Trustees shall initially be five (5) and shall thereafter be fixed from time to time by written instrument signed by a majority of the Trustees so fixed then in office, provided, however, that the number of Trustees shall in no event be less than one (1). A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability.

      (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or selected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

      (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

      Section 2.2 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Sections 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below.

      Section 2.3 Resignation and Removal. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

      (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3rds) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3rds) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

      (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held by the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as Trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     Section 2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing Trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of at least a majority of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Section 8.1 hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holder in the election of the Trustees.

      Section 2.5 Meetings. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the President, the Chief Operating Officer, the Secretary, an Assistant Secretary or any two (2) Trustees.

      (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by resolution of the Trustees. Notice of any other meeting shall be given not later than seventy-two (72) hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his business address as set forth in the records of the Trust or otherwise given personally not less than twenty-four (24) hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transmission of any business on the ground that the meeting has not been lawfully called or convened.

     (b) A quorum for all meetings of the Trustees shall be two-thirds (2/3rds) of the total number of Trustee, but (except at such time as there is only one
(1) Trustee) no less than two (2) Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

      (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two (2) or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of the proceedings of the Trustees or any such committee.

      (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

      (e) All or any one or more Trustees may participate in a meeting of the Trustees of any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person", in which case such term shall be construed consistent with Commission or staff releases or interpretations.

     Section 2.6 Officers; Chairman of the Board. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairman of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The
President, Secretary and Treasurer may, but need not, be a Trustee. The Chairman of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate.

      Section 2.7 By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration, and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                ARTICLE III: POWERS OF TRUSTEES

      Section 3.1 General. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or recourse to any court.

     Section 3.2 Investments.  The Trustees shall have power to:

      (a)  conduct, operate and carry on the business of any investment company;

      (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States government, any foreign government, or any agency, instrumentality or political subdivision of the United States government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws; and to execute any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

      The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

      Section 3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

      In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualifications. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section 3.4 sale of Interests. Subject to the more detailed provisions set forth in Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

      Subject 3.5 Borrow Money. The Trustees shall have the power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets or the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation

      Section 3.6 Delegation; Committees. The Trustees shall have powers, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

      Section 3.7 Collection and Payment. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owned, to the Trust; and to enter into releases, agreements and other instruments.

      Section 3.8 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

     Section 3.9 Miscellaneous Powers. The Trustees shall have the power to (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies including but not limited to fidelity, bonding and errors and omission policies; insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against liability; (d) establish pension, profit-sharing and other retirement, incentive and profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article
IV. Any Trustee or officer of the Trust or Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

      Section 3.10 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all States of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies of instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

       ARTICLE IV: INVESTMENT ADVISORY AND ADMINISTRATIVE
                    SERVICES AND PLACEMENT AGENT ARRANGEMENTS

      Section 4.1 Investment Advisory and Other Arrangements. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon which terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Advisor (subject to such general or specific instruments as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee, or Trust to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). An such purchases, sales, loans and exchanges shall be binding upon the Trust.

      Section 4.2 Parties to Contract. Any contract or agreement of the character described in Section 4.1 of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

              ARTICLE V: LIMITATIONS OF LIABILITY

     Section 5.1 No Personal Liability of Trustees, Officers, Employees, Agents. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

      Section 5.2 Indemnification of Trustees, Officers, Employees, Agents. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or Trustees of another organization in which it has an interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for an other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

      Section 5.3 Liability of Holders; Indemnification. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interest of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

      Section 5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

     Section 5.5 No duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

     Section 5.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act result from reliance in good faith upon the books of account or other records of the Trust, upon any opinion of counsel, or upon reports made to the Trust by any of its offices or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

      Section 5.7 Assent to Declaration. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                       ARTICLE VI:  INTERESTS IN THE TRUST

      Section 6.1. Interests. The beneficial interests in the property of the Trust shall consist of an unlimited number of Interests. No certificate certifying the ownership of Interests need be issued except as the Trustees may otherwise determine from time to time.

      Section 6.2. Rights of Holders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trust or the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests and they shall have no right to call for any partition or division of any property, profits or rights of the Trust. The Interests shall be personal property giving only the rights specifically set forth in this Declaration.

     Section 6.3. Register of Interests. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon.

      Section 6.4. Notices. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Holder of record at its last known address as recorded on the register.

     Section 6.5. No pre-emptive Rights: Derivative Suits. Holders shall have no pre-emptive or other right to subscribe to any additional Interests or other securities issued by the Trust or any series thereof. No action may be brought by a Holder on behalf of the Trust unless Holders owing no less than ten percent (10%) of the then outstanding Interests join in the bringing of such action.

      Section 6.6. No Appraisal Rights. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a holder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

             ARTICLE VII:  PURCHASES AND REDEMPTION

     Section 7.1. Purchases. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder) and for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day) and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

      Section 7.2. Redemption by Holder. Each Holder of Interests of the Trust or any series thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust or series thereof at a redemption price equal to the net asset value per Interest of the Trust or series thereof next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series thereof which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

      Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust or series thereof to require the Trust to redeem Shares of the Trust or series during any period or at any time when and to the extent permissible under the 1940 Act.

      Section 7.3. Redemption by Trust. Each Interest of the Trust or series thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any series or to the Holders of the Interests of the Trust or any series thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum amount. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

      Section 7.4. Net Asset Value. The net asset value per Interest of any series shall be (i) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and (ii) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding: all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustee from time to time.

     The Trustees may determine to maintain the net asset value per Interests of any series at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series.

                     ARTICLE VIII: HOLDERS

      Section 8.1 Meetings of Holders. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of the Holders holding, in the aggregate, not less than ten percent (10%) of the Interests, such requests specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third (1/3rd) of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than fifty percent (50%) of the total Interests of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law or this declaration requires a greater number of affirmative votes.

      Section 8.2 Notice of Meetings. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given by the Trustees either by presenting it personally to a Holder, leaving it at his or her residence or usual place of business, or by sending it via United States mail or by electronic transmission to a Holder, at his or her registered address, at least ten (10) business days and not more than ninety (90) business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, with postage thereon prepaid. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

      Section 8.3 Record Date for Meetings. For the purpose of determining the Holders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustee may from time to time fix a date, not more than ninety (90) calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes. If the Trustee shall divide the Trust Property into two (2) or more series in accordance with Section 8.8 herein, nothing in this Section 8.3 shall be construed as precluding the Trustees from setting different record dates for different series.

      Section 8.4 Proxies, Etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

     (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

      (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest.

     (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

      Section 8.5 Reports. The Trustee shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually interim reports containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.
      Section 8.6 Inspection of Records. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

      Section 8.7 Voting Powers. The Holders shall have power to vote only (a) for the election of Trustees as contemplated by Section 2.2 hereof, (b) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (c) with respect to termination of the Trust as provided in Section 9.2 hereof, (d) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (e) with respect to incorporation of the Trust to the extent and as provided in Section 9.5 hereof, (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DTBA, or to any other applicable law, the Declaration, or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

     Each Holder shall be entitled to vote based on the ratio its Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law of the Declaration to be taken by Holders.

      Section 8.8 Series of Interests. The Trustees shall have the power to divide the Trust Property into two or more series. The following provisions shall be applicable to such series and any further series that may from time to time be established and designated by the Trustees:

      (a) All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

      (b) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, courts, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and including upon the Holders of all interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders. Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on inter-series liabilities may, in the Trustee's sole discretion, be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the Sate of Delaware pursuant to the DBTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DBTA relating to limitations on inter-series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

     (c) Dividends and distributions on Interests of a particular series may be paid and with frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series shall be distributed pro rata to the Holders of Interests in that series in proportion to the total outstanding Interests in that series held by such Holders at the date and time of record establishment for the payment of such dividends or distribution.

      (d) The Interests in a series of the Trust shall represent beneficial interests in the Trust Property belonging to such series. Each Holder of
Interests in a series shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series, such Holder shall be paid solely out of the funds and property of such series of the Trust. Upon liquidation or termination of a series of the Trust, Holders of Interests in such series shall be entitled to receive a pro rata share of the Trust Property belonging to such series. A Holder of Interests in a particular series of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or the Holders of Interests in any other series of the Trust.

      (e) Notwithstanding any other provision hereof, if the Trust Property has been divided into two or more series, then on any matter submitted to a vote of Holders of Interests in the Trust, all Interests then entitled to vote shall be voted by individual series, except that (1) when required by the 1940 Act, Interests shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of Holders of Interests in a limited number of series, then only the Holders of Interests in such series shall be entitled to vote thereon. Except as otherwise provided in this Article VIII, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each series of Interests.

      (f) The establishment and designation of any series of Interests other than those set forth above shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustee may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

      (g)   If the Trust Property has been divided into two or more series, then
Section 9.2 of this Agreement shall apply also with respect to each such series as if such series were a separate Trust.

      (h) The Trustees shall be authorized to issue an unlimited number of Interests of each series.

      (i) Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees.

      Section 8.9. Holder Action by Written Consent. Any action which may be taken by Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of Holders.

     Section 8.10 Holder Communications. Whenever ten (10) or more Holders who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate at least one percent (1%) of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures to a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

      If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five (5) business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

ARTICLE IX:  DURATION, TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

      Section 9.1 Duration. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Section 3808 of DBTA.

     Section 9.2 Termination of Trust.

     (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds (2/3rds) of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination:

     (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders by a Majority Interests Vote.

      (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

      (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with Section 3810 of the DBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

     Section 9.3 Amendment Procedure.

      (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

      (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

      (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

      (d) Notwithstanding any other provisions hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

      Section 9.4 Merger, Consolidation and Sale of Assets. The Trust, or any series thereof, may merge or consolidate with any other corporation, association, Trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than fifty percent (50%) of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815(f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or effect the adoption of a new declaration of Trust if the Trust is the surviving or resulting business Trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

      Section 9.5 Incorporation. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other Trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, Trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, Trust, partnership, association or organization, or any corporation, partnership, Trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, Trust partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, Trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                    ARTICLE X: MISCELLANEOUS

     Section 10.1 Certificate of Designation; Agent for Service of Process. The Trust shall file, in accordance with Section 3812 of DBTA, in the office of the Secretary of State of Delaware, a Certificate of Trust, in the form and with such information required by Section 3810 by DBTA and executed in the manner specified in Section 3811 of DBTA. In the event the Trust does not have at least one (1) Trustee qualified under Section 3807(a) of DBTA, then the Trust shall comply with Section 3807(b) of DBTA by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DBTA would have governed, in which case the Delaware common law governs.

      Section 10.2 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities law); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA) pertaining to Trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

     Section 10.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

      Section 10.4 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     Section 10.5 Provisions in Conflict with Law or Regulations.

      (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have
constituted   a  part  of  this  Declaration;  provided,  however,   that   such
determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

      (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

      Section 10.6 Trust Only. It is the intention of the Trustees to create only a business Trust under DBTA with the relationship of Trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware business Trust except to the extent such Trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

      Section 10.7 Withholding. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld, pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

      Section 10.8 Headings and Construction. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

      IN WITNESS WHEREOF the undersigned has caused this Declaration of Trust to be executed as of the day and year first above written.

/s/ Mark Baumann                               11/4/98
MARK BAUMANN, Trustee                           Date


/s/ Jane A. Baumann                            11/4/98
JANE A. BAUMANN, Trustee                        Date


/s/ Gary L. Teel                               11/4/98
GARY L. TEEL, Trustee                           Date


/s/ John R. Wingender, Jr.                     11/4/98
JOHN R. WINGENDER, Jr., Ph.D., Trustee          Date


/s/ Robin R. Richardson                        11/4/98
ROBIN R. RICHRDSON, CPA, CFP, Trustee           Date

                                  EXHIBIT 20.10
                    CERTIFICATE OF CONSENT OF THE TRUSTEES OF
                               FIRSTMARK PARTNERS

The undersigned, being Trustees of Firstmark Partners (the "Trust"), do hereby adopt the following resolutions and shall become effective on the effective date of the first public offering of the Fund's shares.

WHEREAS, the Trustees deem it to be in the best interest of the Trust to establish an initial series of the Trust;

NOW, THEREFORE, BE IT RESOLVED, the Trustees hereby adopt the initial series of the Trust, which shall be named Contrarian Value & Growth Fund, subject to the following restrictions:

These fundamental investment restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Series. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)     Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)     Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)     Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)     Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry.

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:

U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance.

Bank Obligations: The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

IN WITNESS WHEREOF the undersigned, being the Trustees of the Trust, have hereunto set their hands and seals, to be effective as of the date first above written.


/s/ Mark H. Baumann                11/20/98
Mark H. Baumann, Trustee             Date


/s/ Jane A. Baumann                11/20/98
Jane A. Baumann, Trustee             Date


/s/ Gary L. Teel                   11/20/98
Gary L. Teel, Trustee                Date


/s/ John R. Wingender, Jr.         11/20/98
John R. Wingender Jr., Trustee       Date


/s/ Robin R. Richardson            11/20/98
Robin R. Richardson, Trustee         Date

                                  EXHIBIT 30.10
                          INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement"), is made and entered into by and between Firstmark Partners, a Delaware business trust (the "Fund"), and Firstock Financial Services, Inc., a Nebraska corporation (the "Investment Adviser"). WITNESSETH:

WHEREAS, the Fund, and open-end, non-diversified investment company registered under the Investment Company Act of 1940 (the "1940 Act"), wishes to retain the Investment Adviser to provide investment advisory services to the Fund; and

WHEREAS, the Investment Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.Employment   of  the  Investment  Adviser.   The  Fund  hereby  appoints   the
  Investment Adviser to manage the investment and reinvestment of assets of the Contrarian Value & Growth Fund and any other portfolio of the Fund which may be hereafter designated as a separate series for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.Obligations  of  the Fund.  The Fund shall at all times inform the  Investment
  Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Investment Adviser with such other documents and information with regard to its affairs as the Investment Adviser may from time to time reasonably request.

3. Obligations of the Investment Adviser. Subject to the direction and control of the Fund's Board of Trustees, the Investment Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of
  Additional Information. The Investment Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the

  Investment Adviser shall attempt to obtain the best net results. In doing so, the Investment Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in othertransactions. The Investment Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Investment Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Investment Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Investment Adviser be responsible for any expense occasioned by the performance of such functions.

4.Expenses  of  the  Fund.  The Investment Adviser is responsible  for  (i)  the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Investment Adviser, (ii) compensation of the
  Investment Adviser's personnel and other expenses in connection with the provisions of portfolio management services under this Agreement, and (iii) expenses of printing and distributing the Fund's prospectus and sales and
  advertising   materials   to   prospective  clients.   Other  than  as  herein
  specifically indicated, the Investment Adviser shall not be responsible for the Funds expenses. Specifically, the Investment Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Investment Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by Fund: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; industry association fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection herewith; fees, if any, of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, and dividends to fund shareholders; cost of stationary; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; fidelity bond and other insurance covering the Fund and its officers and trustees.

5.Limitations  on Salaries.  No trustee, officer or employee of the  Fund  shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time director, officer or employee of the Investment Adviser or any affiliated company of the Investment Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Investment Adviser's or any affiliated company's staff.

6.Compensation.   As compensation for the services performed by  the  Investment
  Adviser, the Fund shall pay the Investment Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 1.25% per annum of the daily net assets of the Fund. The first payment of fee hereunder shall be prorated on a daily basis from the date this Agreement takes effect but may be waived by the Investment Adviser under special circumstances. The Investment Adviser shall reduce such fee or, if necessary, make payments to the Fund to the extent required to satisfy any limitations with respect thereto imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York
  Stock Exchange, or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Investment Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Investment Adviser under this Agreement and detailed computation thereof.

7.Limitation of Liability. The Investment Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Investment Adviser; provided that nothing in this Agreement shall protect the Investment Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.Independent  Contractor.   The  Investment Adviser  shall  be  an  independent
  contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Investment Adviser whether on behalf of the Investment Adviser or whether purporting to have been entered unto on behalf of the Fund shall be binding upon the Fund, and all acts authorized to be done by the Investment Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9.Activities of the Investment Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature, nor to limit or restrict the right of the Investment Adviser to engage in any other business or to render services of any kind, including investment advisory services, to any other corporation, firm, individual or association.

10. Definitions. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Termination. This Agreement shall terminate automatically in the event of its assignment by the Investment Adviser and shall not be assignable by the Fund without consent of the Investment Adviser. This Agreement may also be terminated at any time, without payment of penalty (i) by the Fund either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Investment Adviser, or (ii) by the Investment Adviser on 60 days written notice to the Fund. Upon the termination of this agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination and except or the obligation of the Fund to pay to the Investment Adviser the fee provided in Paragraph 6 hereof, prorated to the date of termination.

12. Term. This Agreement shall become effective on the effective date of the first public offering of the Fund's shares and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) the Fund's Board of Trustees and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or
  (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Governing Law. This agreemennt shall be construed in accordance with and governed by the Laws of the State of Nebraska.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their duly authorized officers this 20th day of November 1998.


FIRSTMARK PARTNERS                 FIRSTOCK FINANCIAL SERVICES, INC.


By:  /s/ Mark H. Baumann                By:  /s/ Mark H. Baumann
     Mark H. Baumann, President              Mark H. Baumann, Chairman & CEO

     ATTEST ATTEST


By:  /s/ Jane A. Baumann                By:  /s/ Jane A. Baumann
     Jane A. Baumann, Secretary              Jane A. Baumann, Secretary

                                  EXHIBIT 30.20
                            ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT ("Agreement"), is made by and between Firstmark Partners, a Delaware business trust (the "Fund"), and Firstock Financial Services, Inc., a Nebraska corporation (the "Administrator"). WITNESSETH:

WHEREAS, the Fund is engaged in business as a non-diversified open-end management investment company and is to be registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS,   the   Administrator  is  engaged  in  the   business   of   rendering
administrative and supervisory services to investment companies; and

WHEREAS, the Fund desires to retain the Administrator to render supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Employment  of  the Administrator.  The Fund hereby employs the  Administrator to  administer the affairs of the Fund subject to the direction of  the  Board of Trustees and the officers of the Fund, for the period and on the terms hereinafter set forth. The Administrator hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Administrator shall devote such time as is necessary to carry out and shall at all times faithfully, with diligence and to the best of its ability, perform all of the duties required of it by the Fund hereunder.

2.Obligations  of the Administrator.  The Administrator shall, at  its  expense, establish and maintain separate books of account and other records reasonably appropriate for the operation of the business of the Fund, including such entries and supporting documents as may be necessary or appropriate for the purpose of showing all the transactions made or committed on behalf of the Fund, and shall supervise all accounting procedures and audits. All books and records shall be maintained in such form and detail as may be required by applicable law. The Administrator shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Administrator, at its expense, shall supply the Board of Trustees and officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Administrator and furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the Act for the periods prescribed by Rule 31a-2 under the Act.

  The Administrator covenants and agrees that it will maintain, or will otherwise have available to it, facilities and staff, including managerial, administrative and technical, as shall be necessary and adequate, in all material respects, to perform properly its obligations hereunder.

3.Expenses  of  the  Fund.   The  Administrator  assumes  and  shall   pay   for
  maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator assumes and shall pay all ordinary expenses of the Fund, including, without limitation: (a) organizational costs, (b) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g)
  accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses,
  (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Administrator may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

4.Compensation.   As  compensation  for the services  rendered,  the  facilities furnished and the expenses assumed by the Administrator, the Fund shall pay to the Administrator, in arrears, within ten days after the end of each calendar month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 0.50% per annum of the Fund's average daily net assets for such month as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information.

5.Expense Limitation. If, in any fiscal year, the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding interest, local, state and federal taxes), exceed the expense limitations of any state having jurisdiction over the Fund, then the fee paid to the Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Administrator will bear its pro rata share of any such fee reduction based on the percentage that the Administrator's fee bears to the total administrative and advisory fees paid by the Fund to the Administrator and to the investment adviser of the Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of said fee reduction based on the number of days that the Agreement is in effect during such month and year, respectively.

6.Inspection of Books and Records. Manager shall, upon reasonable notice, permit the Fund and its duly authorized representatives to inspect and to audit, for any purposes whatsoever, all of the books of account, documents, records, papers and files in the custody or possession of the Administrator relating in any manner to the business of the Fund. All expenses involved in such audit or inspection will be borne by the Fund.

7.Independent  Contractor.  The Administrator is for all purposes  hereunder  an independent  contractor, free from control, direction or  supervision  of  the
  Fund  and any persons engaged by the Administrator in the performance  of  the
  Administrator's duties hereunder are solely the employees or agents of the Administrator. The parties hereto intend and contemplate that their relationship shall not be construed, nor shall any provision of this Agreement be interpreted, so as to create a partnership or joint venture between them or their respective successors in interest and, except as expressly provided or authorized, neither party shall have the authority to act for, represent or bind the other or otherwise be deemed an agent of the other.

8.Activities of the Administrator. The services of the Administrator to the Fund hereunder are not to be deemed exclusive and the Administrator shall be free to render similar services to others. Subject to, and in accordance with the Declaration of Trust and By-Laws of the Fund and Section 10(a) of the Act, it is understood that trustees, officers, agents and beneficial holders of the Fund are or may be "interested persons" (as defined in the Act) of the Administrator of its affiliates, and that directors, officers, agents or shareholders of the Administrator of its affiliates are or may be "interested persons" of the Fund as beneficial holders or otherwise.

9.Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator, the Administrator shall not be liable to the Fund or to any beneficial holder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

10. Term. This Agreement shall become effective on the effective date of the first public offering of the Fund's shares and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) the Fund's Board of Trustees and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or
  (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

11. Termination. This Agreement may be terminated at any time without the payment of any penalty (i) by the Fund either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Administrator, or
  (ii) by the Administrator on 60 days written notice to the Fund.

12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Trustees of the Fund and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) a majority of those trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

13. Notices. Any notice required or desired to be given hereunder shall be in writing and shall be considered effective (i) when delivered, if by personal delivery, (ii) upon receipt, if sent by FAX, which FAX has been telephonically confirmed, between the hours of 9:00 a.m. and 5:00 p.m. local time of the recipient on a business day, or if not, at 9:00 a.m., local time on the next business day, or (iii) upon the earlier of actual or first attempted delivery, if mailed, postage prepaid, addressed as follows:

  If to the Administrator:             If to the Fund:
  Firstock Financial Services, Inc.    Firstmark Partners
  808 South 74th Plaza, Suite #113     808 South 74th Plaze, Suite #113
  Omaha, Nebraska 68114-4666           Omaha, Nebraska 68114-4666
  FAX No.: (402) 391-3395              FAX No.: (402) 391-3395
  Telephone No.: (402) 391-3375        Telephone No.: (402) 391-3375

  or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13.

14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior negotiations or agreements, whether written or oral.

15.     Inurement.  This Agreement shall inure to the benefit of and be  binding
  upon   the   Fund,   the  Administrator,  and  their  respective   successors,
  transferees and assigns.

16. Assignment. Except as otherwise expressly provided herein, the rights and obligations of the parties pursuant to this Agreement may not be assigned without the express written consent of the other party.

17. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, and this Agreement shall otherwise remain in full force and effect and be enforced in accordance with its terms, including in a manner that may be reasonably required in order to render any provision that has been held, declared or pronounced void, voidable, invalid, unenforceable or inoperative to become valid, enforceable and operative.

18.     Counterparts.   This  Agreement shall be executed  in  counterparts,  in
  which case all such counterparts shall constitute one and the same agreement.

19. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nebraska.

20. Attorneys' Fees. In the event any proceeding is brought by one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their duly authorized officers this 20th day of November 1998.

FIRSTMARK PARTNERS                 FIRSTOCK FINANCIAL SERVICES, INC.


By:  /s/ Mark H. Baumann                By:  /s/ Mark H. Baumann
     Mark H. Baumann, President              Mark H. Baumann, Chairman & CEO

     ATTEST ATTEST


By:  /s/ Jane A. Baumann                By:  /s/ Jane A. Baumann
     Jane A. Baumann, Secretary              Jane A. Baumann, Secretary

                                  EXHIBIT 40.10
                             SUBSCRIPTION AGREEMENT

For and in consideration of the mutual agreements herein contained, Mark H. Baumann, hereinafter referred to as "Subscriber" hereby agrees to purchase from the Contrarian Value & Growth Fund (the "Fund"), a mutual fund series of
Firstmark Partners and Fund agrees to sell to Subscriber 10,000 shares of capital stock of Fund, par value $1.00 per share, at the price of $10.00 per share, upon the following terms and conditions:

  Subscriber agrees to pay $100,000 to Fund upon demand.

Fund will not issue any securities or receive any of the proceeds of this subscription until subscriptions identical in form to this one have been made by not more than 25 persons (which shall include Subscriber) to purchase from Fund securities for an aggregate net amount, which plus Fund's then net worth will equal at least $100,000.

Unless such aggregate net amount is paid to Fund and Fund then has $100,000 of net worth within 90 days after __________________ __, 1999, the date on which the registration statement filed under the Securities Act of 1933 with respect to the Fund's capital stock became effective, then this subscription shall become null and void and the full amount paid in by the Subscriber will be refunded to Subscriber on demand without any deduction.

In the event that such aggregate net amount of cash has been paid in and Fund has a net worth of at least $100,000 within 90 days after such registration statement has become effective, then this subscription shall be in full force and effect; and Fund may retain all funds tendered to it.

Subscriber agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

It is understood that said aggregate net amount will be paid in to Fund before any subscriptions for Fund capital stock will be accepted from any persons in excess of twenty-five.


Subscriber of shares of the Contrarian Value & Growth Fund


By:/s/ Mark H. Baumann                  11/20/98
   Mark H. Baumann                       Date



 Subscription agreed to Contrarian Value & Growth Fund


By:/s/ Mark H. Baumann                  11/20/98
   Mark H. Baumann                       Date
   Chairman, Board of Trustees
   Firstmark Partners

                                  EXHIBIT 50.10

                             REIMBURSEMENT AGREEMENT

The Fund will reimburse officers and trustees not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties.

The Fund has no plans to compensate officers and trustees who are affiliated with the Investment Adviser except indirectly through payment of the management fee.

                                  EXHIBIT 60.10
                            TRANSFER AGENT AGREEMENT


     THIS AGREEMENT is made and entered into this 20th day of November, 1998, by and between Firstmark Partners a registered management investment company (the "Trust"), and Maxus Information Systems, Inc. DBA Mutual Shareholder Services, an Ohio corporation ("MSS").
                           RECITALS:

     A. The Trust is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. The Trust desires to appoint MSS as its transfer agent and dividend disbursing and redemption agent, and MSS desires to accept such appointment.

                          AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.   DUTIES OF MSS.

     1.01 Subject to the terms and conditions set forth in this Agreement, the Trust hereby employs and appoints MSS to act, and MSS agrees to act, as transfer agent for the Trust's authorized and issued shares of beneficial interest of each class of each portfolio of the Trust (the "Shares"), and as dividend disbursing and redemption agent for the Trust.

     1.02 MSS agrees that it will perform the following services:

          (a) In accordance with procedures established from time to time by agreement between the Trust and MSS, MSS shall:

             (i) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Trust authorized by the Board of Trustees of the Trust (the "Custodian");

           (ii) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

          (iii) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation therefore to the Custodian;

            (iv) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

             (v) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

             (vi)       Prepare   and  transmit  payments  for   dividends   and
          distributions declared by the Trust;

          (vii) Maintain records of account for and advise the Trust and its Shareholders as to the foregoing; and

          (viii) Record the issuance of shares of the Trust and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Trust which are authorized, based upon data provided to it by the Trust, and issued and outstanding. MSS shall also provide the Trust on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Trust.

          (b) In addition, MSS shall perform all of the customary services of a transfer agent, dividend disbursing and redemption agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and provide a system and reports which will enable the Trust to monitor the total number of Shares sold in each State.

     Procedures applicable to certain of these services may be established from time to time by agreement between the Trust and MSS.

2.   FEES AND EXPENSES

     2.01 In consideration of the services to be performed by MSS pursuant to this Agreement, the Trust agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit "A".

     2.02 In addition to the fee paid under Section 2.01 above, the Trust agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Trust will be reimbursed by the Trust.

     2.03 The Trust agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Trust reports and other mailings to all shareholder accounts shall be advanced to MSS by the Trust at least seven days prior to the mailing date of such materials.

3.   REPRESENTATIONS AND WARRANTIES OF MSS

     MSS represents and warrants to the Trust that:

     3.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Ohio.

     3.02 It is duly qualified to carry on its business in the State of Ohio.

     3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

     3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

     3.06 MSS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

4.   REPRESENTATIONS AND WARRANTIES OF THE TRUST

     The Trust represents and warrants to MSS that:

     4.01 It is a business Trust duly organized and existing and in good standing under the laws of the State of Delaware.

     4.02 It is empowered under applicable laws and by its Declaration of Trust to enter into and perform this Agreement.

     4.03 All corporate proceedings required by said Declaration of Trust have been taken to authorize it to enter into and perform this Agreement.

     4.04 It is an open-end and diversified management investment company registered under the 1940 Act.

     4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Trust being offered for sale.

5.   INDEMNIFICATION

     5.01 MSS shall not be responsible for, and the Trust shall indemnify and hold MSS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

          (a) All actions of MSS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

          (b) The Trust's refusal or failure to comply with the terms of this Agreement, or which arise out of the Trust's lack good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Trust hereunder.

          (c) The reliance on or use by MSS or its agents or subcontractors of information, records and documents which (i) are received by MSS or its agents or subcontractors and furnished to it by or on behalf of the Trust, and (ii) have been prepared and/or maintained by the Trust or any other person or firm on behalf of the Trust.

          (d) The reliance on, or the carrying out by MSS or its agents or subcontractors of, any instructions or requests of the Trust.

          (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

     5.02 MSS shall indemnify and hold the Trust harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by MSS as a result of MSS's lack of good faith, gross or ordinary negligence or willful misconduct.

     5.03 At any time MSS may apply to any officer of the Trust for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by MSS under this Agreement, and MSS and its agents or subcontractors shall not be liable and shall be indemnified by the Trust for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. MSS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Trust, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided MSS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Trust, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust. MSS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Trust, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

     5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

     5.06 Upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

6.   COVENANTS OF THE TRUST AND MSS

     6.01 The Trust shall promptly furnish to MSS a certified copy of the resolution of the Board of Trustees of the Trust authorizing the appointment of MSS and the execution and delivery of this Agreement.

     6.02 MSS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

     6.03 MSS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, as amended, and the Rules thereunder, MSS agrees that all such records prepared or maintained by MSS relating to the services to be performed by MSS hereunder are the property of the Trust and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Trust on and in accordance with its request.

     6.04 MSS and the Trust agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

     6.05 In case of any requests or demands for the inspection of the Shareholder records of the Trust, MSS will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. MSS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Trust of any unusual request to inspect or copy the shareholder records of the Trust or the receipt of any other unusual request to inspect, copy or produce the records of the Trust.

7.   TERM OF AGREEMENT

     7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement without penalty, upon 90 days prior written notice.

     7.02 Should the Trust exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Trust. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

8.   MISCELLANEOUS

     8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     8.02 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Trust.

     8.03 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions here in, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     8.04 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     8.05 All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

     To the Trust:                           To MSS:

     Firstmark Partners                      Maxus Information Systems, Inc.
     808   South   74th  Plaza               DBA  Mutual  Shareholder Services
     Suite 113                               1301 East Ninth Street, 36th Floor
     Omaha, NE 68114-4666                    Cleveland, OH 44114

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


FIRSTMARK PARTNERS                 MAXUS INFORMATION SYSTEMS, INC.


By:  /s/ Mark H. Baumann                By:  /s/ Gregory B. Getts
     Mark H. Baumann                         Gregory B. Getts

Its: Chairman & President                    Its: Vice President

                                  EXHIBIT 60.20
                          ACCOUNTING SERVICES AGREEMENT

     THIS AGREEMENT is made and entered into this 20th day of November, 1998,by and between Firstmark Partners, a registered management investment company (the "Trust"), and Maxus Information Systems, Inc., an Ohio corporation doing business as Mutual Shareholder Services ("MSS").

                                    RECITALS:

     A. The Trust is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. MSS is a corporation experienced in providing accounting services to mutual funds and possesses facilities sufficient to provide such services; and

     C. The Trust desires to avail itself of the experience, assistance and facilities of MSS and to have MSS perform the Trust certain services appropriate to the operations of the Trust, and MSS is willing to furnish such services in accordance with the terms hereinafter set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.   DUTIES OF MSS.

     MSS will provide the Trust with the necessary office space, communication facilities and personnel to perform the following services for the Trust:

          (a) Timely calculate and transmit to NASDAQ the daily net asset value of each class of shares of each portfolio of the Trust, and communicate such value to the Trust and its transfer agent;

          (b) Maintain and keep current all books and records of the Trust as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of MSS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Trust and MSS. Without limiting the generality of the foregoing, MSS will prepare and maintain the following records upon receipt of information in proper form from the Trust or its authorized agents:

          * Cash receipts journal
          * Cash disbursements journal
          * Dividend record
          * Purchase and sales - portfolio securities journals
          * Subscription and redemption journals
          * Security ledgers
          * Broker ledger
          * General ledger
          * Daily expense accruals
          * Daily income accruals
          * Securities and monies borrowed or loaned and collateral therefore
          * Foreign currency journals
          * Trial balances

          (c) Provide the Trust and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

          (d) Provide all raw data available from its fund accounting system for the preparation by the Trust or its investment advisor of the following:

           1.Semi-annual financial statements;
           2.Semi-annual form N-SAR;
           3.Annual tax returns;
           4.Financial data necessary to update form N-1A;
           5.Annual proxy statement.

          (e) Provide facilities to accommodate annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

MSS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2.   FEES AND EXPENSES.

          (a) In consideration of the services to be performed by MSS pursuant to this Agreement, the Trust agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit A.

          (b) In addition to the fees paid under paragraph (a) above, the Trust agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Trust will be reimbursed by the Trust.

          (c) The Trust agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice.

     3.   LIMITATION OF LIABILITY OF MSS.

          (a) MSS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall not be liable to the Trust for any action taken or omitted by it in good faith without gross negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust's independent accountants, and shall not be liable for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of MSS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

          (b) Nothing herein contained shall be construed to protect MSS against any liability to the Trust to which MSS shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties to the Trust, reckless disregard of its obligations and duties under this Agreement or the willful violation of any applicable law.

          (c) Except as may otherwise be provided by applicable law, neither MSS nor its stockholders, officers, trustees, employees or agents shall be subject to, and the Trust shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to MSS by the Trust or its authorized agents.

     4.   REPORTS.

          (a) The Trust shall provide to MSS on a quarterly basis a report of a duly authorized officer of the Trust representing that all information furnished to MSS during the preceding quarter was true, complete and correct in all material respects. MSS shall not be responsible for the accuracy of any information furnished to it by the Trust or its authorized agents, and the Trust shall hold MSS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

          (b) Whenever, in the course of performing its duties under this Agreement, MSS determines, on the basis of information supplied to MSS by the Trust or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, MSS shall promptly notify the Trust and its counsel of such violation.

     5.   ACTIVITIES OF MSS.

     The services of MSS under this Agreement are not to be deemed exclusive, and MSS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     6.   ACCOUNTS AND RECORDS.

     The accounts and records maintained by MSS shall be the property of the Trust, and shall be surrendered to the Trust promptly upon request by the Trust in the form in which such accounts and records have been maintained or preserved. MSS agrees to maintain a back-up set of accounts and records of the Trust (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. MSS shall assist the Trust's independent auditors, or, upon approval of the Trust, any regulatory body, in any requested review of the Trust's accounts and records. MSS shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

     7.   CONFIDENTIALITY.

     MSS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Trust.

     8.   TERM OF AGREEMENT.

     (a) This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement, without penalty, upon 90 days prior written notice.

     (b) Should the Trust exercise its right to terminate, all out-of-pocket expenses associated with the movements of records and material will be borne by the Trust. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

     9.   MISCELLANEOUS.

     (a) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     (b) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (c) This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     (e) All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

     To the Trust:                           To MSS:

     Firstmark Partners                      Maxus Information Systems, Inc.
     808 South 74th Plaza                    DBA Mutual Shareholder Services
     Suite 113                               1301 East Ninth Street, 36th Floor
     Omaha, NE 68114-4666                    Cleveland, OH 44114

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIRSTMARK PARTNERS                 MAXUS INFORMATION SYSTEMS, INC.


By:  /s/ Mark H. Baumann                By:  /s/ Gregory B. Getts
     Mark H. Baumann                         Gregory B. Getts

Its: Chairman & President                    Its: Vice President

                                  EXHIBIT 70.10
                                CUSTODY AGREEMENT

      THIS AGREEMENT, is made as of the 20th of November, 1998, by and between FIRSTMARK PARTNERS, a business trust organized under the laws of the State of Delaware (the "Trust"), and THE FIFTH THIRD BANK, a banking company organized under the laws of the State of Ohio (the "Custodian").

                          WITNESSETH:

      WHEREAS, the Trust desires that the Securities and cash of each of the investment portfolios identified in Exhibit A hereto (such investment portfolios and individually referred to herein as a "Fund" and collectively as the "Funds"), be held and administered by the Custodian pursuant to this Agreement; and

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS,  the  Custodian  represents  that  it  is  a  bank  having   the
qualifications prescribed in Section 26(a)(i) of the 1940 Act;

      NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Custodian hereby agree as follows:

                           ARTICLE I

                          DEFINITIONS

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      1.1 "Authorized Person" means any Officer or other person duly authorized by resolution of the Board of Trustees to give Oral Instructions and Written Instructions on behalf of the Trust and named in Exhibit B hereto or in such resolutions of the Board of Trustees, certified by an Officer, as may be received by the Custodian from time to time.

      1.2 "Board of Trustees" shall mean the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust, dated November 4th, 1998, as from time to time amended.

     1.3 "Book-Entry System" shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR
Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

      1.4 "Business Day" shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Fund computes the net asset value of the Fund.

     1.5  "NASD" shall mean The National Association of Securities Dealers, Inc.

     1.6 "Officer" shall mean the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust.

      1.7 "Oral Instructions" shall mean instructions orally transmitted to and accepted by the Custodian because such instructions are: (i) reasonably believed by the Custodian to have been given by an Authorized Person, (ii) recorded and kept among the records of the Custodian made in the ordinary course of business and (iii) orally confirmed by the Custodian. The Trust shall cause all Oral Instructions to be confirmed by Written Instructions. If such Written Instructions confirming Oral Instructions are not received by the Custodian prior to a transaction, it shall in no way affect the validity of the transaction or the authorization thereof by the Trust. If Oral Instructions vary from the Written Instructions which purport to confirm them, the Custodian shall notify the Trust of such variance but such Oral Instructions will govern unless the Custodian has not yet acted.

      1.8 "Custody Account" shall mean any account in the name of the Trust, which is provided for in Section 3.2 below.

      1.9   "Proper  Instructions"  shall  mean  Oral  Instructions  or  Written
Instructions.   Proper Instructions may be continuing Written Instructions  when deemed appropriate by both parties.

      1.10 "Securities Depository" shall mean The Participants Trust Company or The Depository Trust Company and (provided that Custodian shall have received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Trust) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities and Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

      1.11 "Securities" shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, mortgage-backed securities, other money market instruments or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian has the facilities to clear and to service.

      1.12 "Shares" shall mean the units of beneficial interest issued by the Trust.

      1.13 "Written Instructions" shall mean (i) written communications actually received by the Custodian and signed by one or more persons as the Board of
Trustees shall have from time to time authorized, or (ii) communications by telex or any other such system from a person or persons reasonably believed by the Custodian to be Authorized, or (iii) communications transmitted electronically through the Institutional Delivery System (IDS), or any other similar electronic instruction system acceptable to Custodian and approved by resolutions of the Board of Trustees, a copy of which, certified by an Officer, shall have been delivered to the Custodian.

                           ARTICLE II
                    APPOINTMENT OF CUSTODIAN

      2.1 Appointment. The Trust hereby constitutes and appoints the Custodian as custodian of all Securities and cash owned by or in the possession of the Trust at any time during the period of this Agreement, provided that such Securities or cash at all times shall be and remain the property of the Trust.

      2.2 Acceptance. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth and in accordance with the 1940 Act as amended. Except as specifically set forth herein, the Custodian shall have no liability and assumes no responsibly for any non-compliance by the Trust or a Fund of any laws, rules or regulations.

                          ARTICLE III
                 CUSTODY OF CASH AND SECURITIES

      3.1 Segregation. All Securities and non-cash property held by the Custodian for the account of the Fund, except Securities maintained in a Securities Depository or Book-Entry System, shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

      3.2 Custody Account. The Custodian shall open and maintain in its trust department a custody account in the name of each Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to it.

      3.3 Appointment of Agents. In its discretion, the Custodian may appoint, and at any time remove, any domestic bank or trust company, which has been approved by the Board of Trustees and is qualified to act as a custodian under the 1940 Act, as sub-custodian to hold Securities and cash of the Funds and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of the Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.

      3.4 Delivery of Assets to Custodian. The Fund shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other assets, including (a) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (b) all cash received by the Fund for the issuance, at any time during such period, of Shares. The Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

      3.5 Securities Depositories and Book-Entry Systems. The Custodian may deposit and/or maintain Securities of the Funds in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Funds in any Securities Depository or Book-Entry System, the Fund shall deliver to the Custodian a resolution of the Board of Trustees, certified by an Officer, authorizing and instructing the Custodian on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities. So long as such Securities Depository or Book-Entry System shall continue to be employed for the deposit of Securities of the Funds, the Trust shall annually re-adopt such resolution and deliver a copy thereof, certified by an Officer, to the Custodian.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of the Custodian and the Custodian's account on the books of the Book-Entry System and Securities Depository as the case may be, with respect to Securities of a Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, or otherwise identify such Securities as belonging to the Fund.

          (d) If Securities purchases by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Upon request, the Custodian shall provide the Fund with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund is kept) on the internal accounting controls and procedures for safeguarding
          Securities   deposited  in  such  Book-Entry  System   or   Securities
          Depository.

          (f) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to the Trust resulting (i) from the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of Custodian or any sub-custodian appointed pursuant to Section
          3.3 above or any of its or their employees, or (ii) from failure of Custodian or any such sub-custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository. At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Funds arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Trust has been made whole for any such loss or damage.

      3.6 Disbursement of Moneys from Custody Accounts. Upon receipt of Proper Instructions, the Custodian shall disburse moneys from a Fund Custody Account but only in the following cases:

          (a) For the purchase of Securities for the Fund but only upon compliance with Section 4.1 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section 3.5 above; (ii) in the case of options on Securities, against delivery to the Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or such sub-custodian) of evidence of title thereto in favor of the Trust or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository for the account of the Fund with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

          (c) For the payment of any dividends or capital gain distributions declared by the Fund;

          (d)   In  payment  of the redemption price of Shares  as  provided  in
          Section 5.1 below;

          (e) For the payment of any expense or liability incurred by the Trust, including but not limited to the following payments for the account of a Fund: interest; taxes; administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of a Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust;

          (g) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including the Custodian), which deposit or account has a term of one year or less; and

          (i) For any other proper purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

      3.7 Delivery of Securities from Fund Custody Accounts. Upon receipt of Proper Instructions, the Custodian shall release and deliver Securities from a Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of a Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section
          3.5 above;

          (c) To an Offeror's depository agent in connection with tender or other similar offers for Securities of a Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Trust, the Custodian or any sub-custodian appointed pursuant to
          Section 3.3 above, or of any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;

          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

          (g) Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by a Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

          (i) For delivery in connection with any loans of Securities of a Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper Instructions;

          (j) For delivery as security in connection with any borrowings by the Trust on behalf of a Fund requiring a pledge of assets by such Fund, but only against receipt by the Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust or a Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust on behalf of a Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Trust on behalf of a Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust on behalf of a Fund; or

          (n) For any other proper corporate purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made.

       3.8    Actions  Not  Requiring  Proper  Instructions.   Unless  otherwise
instructed by the Trust, the Custodian shall with respect to all Securities held for a Fund;

          (a) Subject to Section 7.4 below, collect on a timely basis all income and other payments to which the Trust is entitled either by law or pursuant to custom in the securities business;

          (b) Present for payment and, subject to Section 7.4 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

          (c) Endorse for collection, in the name of the Trust, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Trust at such time, in such manner and containing such information as is prescribed by the IRS;

          (f) Hold for a Fund, either directly or, with respect to Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar securities issued with respect to Securities of the Fund; and

          (g) In general, and except as otherwise directed in Proper Instructions, attend to all non-discretionary details in connection with sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

      3.9 Registration and Transfer of Securities. All Securities held for a Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System for the account of the Trust on behalf of a Fund, if eligible therefor. All other Securities held for a Fund may be registered in the name of the Trust on behalf of such Fund, the Custodian, or any sub-custodian appointed pursuant to Section 3.3 above, or in the name of any nominee of any of them, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof; provided, however, that such Securities are held specifically for the account of the Trust on behalf of a Fund. The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees hereinabove referred to or in the name of a Book-Entry System or Securities Depository, any Securities registered in the name of a Fund.

      3.10 Records. (a) The Custodian shall maintain, by Fund, complete and accurate records with respect to Securities, cash or other property held for the Trust, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, (B) Securities in physical possession,
(C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral),
(D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) canceled checks and bank records related thereto. The Custodian shall keep such other books and records of the Trust as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to Section 3.1 and Rule 31a-1 and Rule 31a-2 promulgated thereunder.

      (b) All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11 Fund Reports by Custodian. The Custodian shall furnish the Trust with a daily activity statement by Fund and a summary of all transfers to or from the Custody Account on the day following such transfers. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement, by Fund, of the Securities and moneys held for the Trust under this Agreement.

      3.12 Other Reports by Custodian. The Custodian shall provide the Trust with such reports, as the Trust may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding Securities, which are employed by the Custodian or any sub-custodian appointed pursuant to Section
3.3 above.

     3.13 Proxies and Other Materials. The Custodian shall cause all proxies if any, relating to Securities which are not registered in the name of a Fund, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall include all other proxy materials, if any, promptly deliver to the Trust such proxies, all proxy soliciting materials, which should include all other proxy materials, if any, and all notices to such Securities.

      3.14 Information on Corporate Actions. Custodian will promptly notify the Trust of corporate actions, limited to those Securities registered in nominee name and to those Securities held at a Depository or sub-Custodian acting as agent for Custodian. Custodian will be responsible only if the notice of such corporate actions is published by the Financial Daily Card Service, J.J. Kenny Called Bond Service, DTC, or received by first class mail from the agent. For market announcements not yet received and distributed by Custodian's services, Trust will inform its custody representative with appropriate instructions. Custodian will, upon receipt of Trust's response within the required deadline, affect such action for receipt or payment for the Trust. For those responses received after the deadline, Custodian will affect such action for receipt or payment, subject to the limitations of the agent(s) affecting such actions. Custodian will promptly notify Trust for put options only if the notice is received by first class mail from the agent. The Trust will provide or cause to be provided to Custodian with all relevant information contained in the prospectus for any security which has unique put/option provisions and provide Custodian with specific tender instructions at least ten business days prior to the beginning date of the tender period.

                           ARTICLE IV
          PURCHASE AND SALE OF INVESTMENTS OF THE FUND

     4.1 Purchase of Securities. Promptly upon each purchase of Securities for the Trust, Written Instructions shall be delivered to the Custodian, specifying
(a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. The Custodian shall upon receipt of such Securities purchased by a Fund pay out of the moneys held for the account of such Fund the total amount specified in such Written Instructions to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for a Fund, if in the relevant Custody Account there is insufficient cash available to the Fund for which such purchase was made.

      4.2 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for the purchase of Securities for a Fund is made by the Custodian in advance of receipt for the account of the Fund of the Securities purchased but in the absence of specific Written or Oral Instructions to so pay in advance, the Custodian shall be liable to the Fund for such Securities to the same extent as if the Securities had been received by the Custodian.

      4.3 Sale of Securities. Promptly upon each sale of Securities by a Fund, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement (d) the sale price per unit, (e) the total amount payable upon such sale, and (f)
the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Trust as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     4.4 Delivery of Securities Sold. Notwithstanding Section 4.3 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Trust shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any of the foregoing.

      4.5 Payment for Securities Sold, etc. In its sole discretion and from time to time, the Custodian may credit the relevant Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Trust, and
(iii) income from cash, Securities or other assets of the Trust. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. The Custodian may, in its sole discretion and from time to time, permit the Trust to use funds so credited to its Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

      4.6 Advances by Custodian for Settlement. The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of a Trust transactions on behalf of a Fund in its Custody Account. Any such advance shall be repayable immediately upon demand made by Custodian.

                           ARTICLE V
                   REDEMPTION OF TRUST SHARES

      Transfer of Funds. From such funds as may be available for the purpose in the relevant Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of a Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Trust may designate with respect to such amount in such Proper Instructions. Upon effecting payment or distribution in accordance with proper Instruction, the Custodian shall not be under any obligation or have any responsibility thereafter with respect to any such paying bank.

                           ARTICLE VI

                      SEGREGATED ACCOUNTS

      Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account,

          (a) in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Trust,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by a Fund or in connection with financial futures contracts (or options thereon) purchased or sold by a Fund,

          (c) which constitute collateral for loans of Securities made by a Fund,

          (d) for purposes of compliance by the Trust with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions, and

          (e) for other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Trustees, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

                          ARTICLE VII
                    CONCERNING THE CUSTODIAN

      7.1 Standard of Care. The Custodian shall be held to the exercise of reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Trust for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim unless such loss, damages, cost, expense, liability or claim arises from negligence, bad faith or willful misconduct on its part or on the part of any sub-custodian appointed pursuant to Section 3.3 above. The Custodian's cumulative liability within a calendar year shall be limited with respect to the Trust or any party claiming by, through or on behalf of the Trust for the initial and all subsequent renewal terms of this Agreement, to the lessor amount of (a) the actual damages sustained by the Trust, (actual damages for uninvested funds shall be the overnight Feds fund rate), or (b) to an amount not to exceed one-half of the net fees paid to the Custodian within the prior three calendar months. The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel. The Custodian shall not be under any obligation at any time to ascertain whether the Trust is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Trust's charter documents or by-laws, or its investment objectives and policies as then in effect.

     7.2 Actual Collection Required. The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Trust or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.

      7.3 No Responsibility for title, etc. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

      7.4 Limitation on Duty to Collect. Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Trust if such Securities are in default or payment is not made after due demand or presentation.

      7.5 Reliance Upon Documents and Instructions. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine. The Custodian shall be entitled to rely upon any Oral Instructions and/or any Written Instructions actually received by it pursuant to this Agreement.

      7.6 Express Duties Only. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

      7.7 Cooperation. The Custodian shall cooperate with and supply necessary information, by the Trust, to the entity or entities appointed by the Trust to keep the books of account of the Trust and/or compute the value of the assets of the Trust. The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (a) the preparation of the Trust's report on Form N-1A and Form N-SAR and any other reports required by the Securities and Exchange Commission, and (b) the fulfillment by the Trust of any other requirements of the Securities and Exchange Commission.

                          ARTICLE VIII
                        INDEMNIFICATION

      8.1 Indemnification. The Trust shall indemnify and hold harmless the Custodian and any sub-custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such sub-custodian from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such sub-custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper
Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a sub-custodian appointed pursuant to Section 3.3 above or, in the case of any such sub-custodian, from the performance of its obligations under such custody agreement, provided that neither the Custodian nor any such sub-custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such sub-custodian's negligence, bad faith or willful misconduct.

     8.2 Indemnity to be Provided. If the Trust requests the Custodian to take any action with respect to Securities, which may, in the opinion of the custodian, result in the Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, the Custodian shall not be required to take such action until the Trust shall have provided indemnity therefor to the Custodian in an amount and form satisfactory to the Custodian.

                           ARTICLE IX
                         FORCE MAJEURE

      Neither the Custodian nor the Trust shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes, acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian in the event of a failure or delay shall use its best efforts to ameliorate the effects of any such failure or delay. Notwithstanding the foregoing, the Custodian shall maintain sufficient disaster recovery procedures to minimize interruptions.

                           ARTICLE X
                 EFFECTIVE PERIOD; TERMINATION

      10.1 Effective Period. This Agreement shall become effective as of the date first set forth above and shall continue in full force and effect until terminated as hereinafter provided.

      10.2  Termination.  Either party hereto may terminate  this  Agreement  by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of the giving of such notice. If a successor custodian shall have been appointed by the Board of Trustees, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Trust and held by the Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Trust at the successor custodian, provided that the Trust shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. The Trust may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities in the State of Ohio or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

      10.3 Failure to Appoint Successor Custodian. If a successor custodian is not designated by the Trust on or before the date of termination specified pursuant to Section 10.1 above, then the Custodian shall have the right to deliver to a bank or trust company of its own selection, which is (a) a "Bank" as defined in the 1940 Act, (b) has aggregate capital, surplus and undivided profits as shown on its then most recent published report of not less than $25 million, and (c) is doing business in New York, New York, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Trust at such bank or trust company all Securities of the Trust held in a Book-Entry System or Securities Depository. Upon such delivery and transfer, such bank or trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement. If, after reasonable inquiry, Custodian cannot find a successor custodian as contemplated in this Section 10.3, then Custodian shall have the right to deliver to the Trust all Securities and cash then owned by the Trust and to transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the Trust. Thereafter, the Trust shall be deemed to be its own custodian with respect to the Trust and the Custodian shall be relieved of all obligations under this Agreement.

                           ARTICLE XI
                   COMPENSATION OF CUSTODIAN

     The Custodian shall be entitled to compensation as agreed upon from time to time by the Trust and the Custodian. The fees and other charges in effect on the date hereof and applicable to the Funds are set forth in Exhibit B attached hereto.

                          ARTICLE XII
                    LIMITATION OF LIABILITY

      The Trust is a business trust organized under the laws of the State of Delaware and under a Declaration of Trust, to which reference is hereby made a copy of which is on file at the office of the Secretary of State of Delaware as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name of the Trust or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Funds personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                          ARTICLE XIII
                            NOTICES

      Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be in writing and shall be sent or delivered to The receipt at the address set forth after its name herein below:

                    To the Trust:

                    Firstmark Partners
                    808 South 74th Plaza, Suite 113
                    Omaha, Nebraska 68114-4666
                    Attn: Mark H. Baumann

                    Telephone:     (402) 391-3375
                    Facsimile:     (402) 391-3395



                    To the Custodian:

                    The Fifth Third Bank
                    38 Fountain Square Plaza
                    Cincinnati, Ohio  45263
                    Attn:  Area Manager - Trust Operations

                    Telephone:  (513) 579-5300
                    Facsimile:   (513) 579-4312
or at such other address as either party shall have provided to the other by notice given in accordance with this Article XIII. Writing shall include transmission by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                          ARTICLE XIV
                         MISCELLANEOUS

      14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

      14.2 References to Custodian. The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information or its registration statement for the Trust and such other printed matter as merely identifies Custodian as custodian for the Trust. The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     14.3 No Waiver. No failure by either party hereto to exercise and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

      14.4 Amendments. This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

      14.5 Counterparts. This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

      14.6 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

      14.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party hereto without the written consent of the other party hereto.

      14.8  Headings.   The  headings of sections  in  this  Agreement  are  for
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered in its name and on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                        FIRSTMARK PARTNERS

                                   By:  /s/ Mark H. Baumann
                                        Mark H. Baumann
                                   Its: Chairman & President


                                        THE FIFTH THIRD BANK

                                   By:  /s/ Howard Kaplan
                                        Howard Kaplan
                                   Its: Assistant Vice-President

                           EXHIBIT A

                TO THE CUSTODY AGREEMENT BETWEEN
          FIRSTMARK PARTNERS AND THE FIFTH THIRD BANK

                       NOVEMBER 20, 1998


     Name of Fund                                     Date

     Contrarian Value & Growth Fund                    11/20/98















                                        FIRSTMARK PARTNERS

                                   By:  /s/ Mark H. Baumann
                                        Mark H. Baumann
                                   Its: Chairman & President


                                        THE FIFTH THIRD BANK

                                   By:  /s/ Howard Kaplan
                                        Howard Kaplan
                                   Its: Assistant Vice-President

                           EXHIBIT B

                TO THE CUSTODY AGREEMENT BETWEEN
          FIRSTMARK PARTNERS AND THE FIFTH THIRD BANK

                       NOVEMBER 20, 1998

                       AUTHORIZED PERSONS

      Set forth below are the names and specimen signatures of the persons authorized by the Trust to Administer each Custody Account.



          Name                                    Signature

     Mark H. Baumann                             /s/ Mark H. Baumann


     Stephen  B.  Swanstrom                      /s/ Stephen B. Swanstrom

                              SIGNATURE RESOLUTION

RESOLVED, That all of the following officers of FIRSTMARK PARTNERS and any of them, namely the Chairman, President, Secretary and Treasurer, are hereby authorized as signers for the conduct of business for an on behalf of the Funds with THE FIFTH THIRD BANK:

Mark H. Baumann               CHAIRMAN       /s/ Mark H. Baumann

Mark H. Baumann               PRESIDENT      /s/ Mark H. Baumann

Mark H. Baumann               TREASURER      /s/ Mark H. Baumann

Jane A. Baumann               SECRETARY      /s/ Jane A. Baumann


The undersigned officers of FIRSTMARK PARTNERS hereby certify that the foregoing is within the parameters of a Resolution adopted by Trustees of the Trust in a meeting held November 20, 1998 directing and authorizing preparation of documents and to do everything necessary to effect the Custody Agreement between FIRSTMARK PARTNERS and THE FIFTH THIRD BANK.


     By:  /s/ Mark H. Baumann
          Mark H. Baumann
     Its: President


     By:  /s/ Jane A. Baumann
          Jane A. Baumann
     Its: Secretary

                                    EXHIBIT C
                        TO THE CUSTODY AGREEMENT BETWEEN
                   FIRSTMARK PARTNERS AND THE FIFTH THIRD BANK
                                NOVEMBER 20, 1998

                        MUTUAL FUND CUSTODY FEE SCHEDULE

                                                                     -----------
                                                                      PER UNIT
                                                                        FEE
                                                                     -----------
I   Basic Per Account Fee
         Annual Asset Based Fees
         Under $25 Million                                              1 bp
         $25 - $100 Million                                           .75 bp
         $100-$200 Million                                             .5 bp
         Over $200 Million                                            .25 bp
         Minimum                                                   $2,400.00

II  Security Transaction Fees
         DTC/Fed Eligible                                              $9.00
         Physical                                                      25.00
         Amortized Securities                                          25.00
         Options                                                       25.00
         Mutual Funds                                                  15.00
         Foreign - Euroclear & Cedel                                   50.00
         Foreign - Other                                                 TBD

III Systems
         Automated Securities Workstation                            $150.00
           $200.00 Initial Setup
         Mainframe-To-Mainframe                                       150.00
           $200.00 Initial Setup
         ACCESS
           Single Account                                              50.00
           Multiple Accounts                                          100.00

IV. Miscellaneous Fees
         Principal & Interest Collection (on amortized securities)     $5.00
         Wire Transfers (In/Out)                                        7.00
         Check Requests                                                 6.00

                                  EXHIBIT 80.10
                      LEGAL OPINION AND CONSENT OF COUNSEL

                     Anderson, Berkshire, Lauritse, & Brower
                             8805 Indian Hills Drive
                                    Suite 200
                              Omaha, Nebraska 68114


                                November 20, 1998


Board of Trustees
FIRSTMARK PARTNERS
808 South 74th Plaza - Suite 113
Omaha, Nebraska 68114

Re:  Registration Statement on Form N-1A Covering Offering of
     Beneficial Interests of FIRSTMARK PARTNERS

Gentlemen:

      We have acted as counsel to FIRSTMARK PARTNERS, a Delaware business trust (the "Trust"), in conjunction with the registration of an unlimited number of units (the "Units") of beneficial interest in the Trust pursuant to a registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "Registration Statement").

      We have examined the Certificate of Trust and Declaration of Trust of the Trust and the filings before the Securities and Exchange Commission relating to the registration under the Securities Act of 1933, as amended (the "Act"), and the Investment Company Act of 1940, as amended ("1940 Act").

      In rendering our opinion, we have assumed (i) the genuineness of all signatures; (ii) that parties executing documents, other than the Company, had obligations under those documents, the due authorization by all requisite corporation action of the execution and delivery of those documents and the validity and binding effect of those documents on those parties; and (iii) the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to our opinions, we have relied solely upon the documents and instruments described above and have assumed the accuracy and correctness of all statements of fact contained therein.

     Based on the foregoing, we are of the opinion that the Units have been duly authorized for issuance by all necessary action and, when issued in accordance with the terms of the offering, will be validly issued, fully paid and nonassessable.

      We are admitted to practice before the Bar of the State of Nebraska only. We are not admitted to practice in Delaware, the jurisdiction of the Trust's formation, or in any other jurisdiction in which the Company owns or may own property or may transact business. In furnishing the opinions expressed above, we advise that our opinions are with respect only to federal law and the laws of the State of Nebraska in effect as of the date hereof, and in all respects are subject to and may be limited by future legislation, regulations and judicial decisions. To the extent that such opinions are derived from laws of other jurisdictions, such statements are based on examinations or relevant authorities and are believed to be correct, but we have obtained no legal opinions as to such matters from lawyers licensed to practice in such other jurisdictions.

      We hereby consent to the use of our name and to the reference to our firm in Registration Statement and to the filing of a copy of this opinion as an exhibit to the Registration Statement.


                                   Very truly yours,
                                   /s/ Christian R. Blunk
                                   Christian R. Blunk

CRB/jcd